UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-21910

 Claymore Exchange-Traded Fund Trust 2

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson

2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:        (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2012 - November 30, 2012

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMINVESTMENTS.COM

... YOUR ROAD TO THE LATEST, MOST UP - TO - DATE INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Risks and Other Considerations	14

Fund Summary & Performance	15

Overview of Fund Expenses	28

Portfolio of Investments	30

Statement of Assets and Liabilities	44

Statement of Operations	46

Statement of Changes in Net Assets	48

Financial Highlights	52

Notes to Financial Statements	60

Supplemental Information	68

Trust Information	71

About the Trust Adviser	Back Cover

November 30, 2012

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for eight of our exchange-traded funds (“ETFs” or “Funds”).

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

This report covers performance of the following eight Funds for the semiannual fiscal period ended November 30, 2012, with the name of each Fund followed by its NYSE Arca ticker symbol:

-	Guggenheim Canadian Energy Income ETF (ENY)

-	Guggenheim China Real Estate ETF (TAO)

-	Guggenheim China Small Cap ETF (HAO)

-	Guggenheim Frontier Markets ETF (FRN)

-	Guggenheim International Multi-Asset Income ETF (HGI)

-	Guggenheim Shipping ETF (SEA)

-	Guggenheim Timber ETF (CUT)

-	Guggenheim Yuan Bond ETF (RMB)

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer 44 ETFs with a wide range of domestic and global themes, as well as closed-end funds and unit investment trusts. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Donald Cacciapaglia
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

December 31, 2012

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ECONOMIC AND MARKET OVERVIEW	November 30, 2012

The underlying thesis over the past few months still holds true—that the U.S. economy has shown resiliency through the many headwinds which it has faced, and that better-than-expected growth is anticipated as the economy heads into the new year. State and local governments are starting to be net contributors to employment. The economy is also experiencing the start of the recovery in the housing market, which is supportive of economic growth. While economic conditions in the U.S. are expected to improve throughout 2013, we believe it will be some time before the unemployment rate falls below an acceptable level for policymakers. Furthermore, inflationary pressures will likely stay muted, as history has shown, there will not be a secular rise in inflation until capacity utilization rises to a level far higher than where it is currently.

The commitment by policymakers across Europe to keeping the monetary union together is apparent, and it appears they will do whatever is necessary to paper over any problems in the short-run. The ultimate fix for Europe must be federalization, but, the pace of Europe’s current path toward federalization is likely not fast enough. In China, it appears that we are past the bottom in economic growth, and there are signs that things are turning positive. Industrial production, stock prices, even real estate prices are beginning to rise. The positive news for China could also be good news for the emerging markets.

For the six-month period ended November 30, 2012, the Standard & Poor’s 500 Index (the “S&P”), which is generally regarded as an indicator of the broad U.S. stock market, returned 9.32%. Most foreign markets were much stronger: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 18.16%. The return of the MSCI Emerging Market Index, which measures market performance in global emerging markets, returned 12.63%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The return of the Barclays U.S. Aggregate Bond Index, which is a proxy for the U.S. investment grade bond market, posted a 1.99% return for the period, while the Barclays U.S. Corporate High Yield Index returned 8.54%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays 1–3 Month U.S. Treasury Bill Index was 0.04% for the six-month period.

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November 30, 2012

Index Definitions

All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

The Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Dow Jones Global Forestry & Paper Index is a float-adjusted market capitalization weighted index that provides a broad measure of the world forestry and paper markets. According to Dow Jones, the index consists of owners and operators of timber tracts, forest tree nurseries and sawmills excluding providers of finished wood products such as wooden beams, which are classified under Building Materials & Fixtures.

The MSCI China Index is a capitalization weighted index that monitors the performance of stocks from the country of China.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Bank of China Hong Kong Offshore RMB Bond Index tracks the total return performance of offshore RMB denominated bonds which are issued outside the Mainland of China and fulfill a set of pre-specified and transparent criteria for eligibility.

The Standard & Poor’s (“S&P”) 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

The S&P/TSX Composite Index is a capitalization weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries.

The STOXX Europe Total Market Forestry & Paper Index represents the European forestry and paper industry as defined by the market standards of ICB (Industry Classification Benchmark).

Industry Sectors
Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE	November 30, 2012

ENY Guggenheim Canadian Energy Income ETF

Fund Overview
The Guggenheim Canadian Energy Income ETF, NYSE Arca ticker: ENY
(the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index (the “Index”).

The Index is comprised of approximately 34 stocks selected, based on investment and other criteria, from a universe of companies listed on the Toronto Stock Exchange (the “TSX”), NYSE AMEX, Nasdaq Stock Market or New York Stock Exchange. The universe of companies includes approximately 200 TSX-listed oil and gas sector securities including royalty trusts and approximately 25 oil sands resource producers that are classified as oil and gas producers. The companies in the universe are selected using criteria as identified by Sustainable Wealth Management, Ltd. (the “Index Provider”).

The Fund will invest at least 90% of its total assets in securities that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2012.

On a market price basis, the Fund generated a total return of 7.83%, which included an increase in market price over the period to $15.66 on November 30, 2012, from $14.73 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 7.92%, which included an increase in NAV over the period to $15.78 on November 30, 2012, from $14.83 as of May 31, 2012.

At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad Canadian equity market comparison purposes, the Index returned 7.59% and the S&P/TSX Composite Index (“S&P/TSX”) returned 12.30% for the 6-month period ended November 30, 2012.

The Fund made quarterly distributions per share of $0.102 on June 29, 2012 and $0.123 on September 28, 2012.

Performance Attribution
Since more than 90% of the Fund’s portfolio is invested in the energy sector, the return of this sector was the main determinant of the Fund’s return, and it was the major source of the Fund’s positive return for the six-month period ended November 30, 2012. The Fund also has positions in the utilities and industrial sectors, which also contributed to the Fund’s return. Positions that contributed most significantly to the Fund’s return included Progress Energy Resources Corp., a Canadian exploration and production company focused on natural gas development that was acquired by PETRONAS Carigali Canada Ltd. in 2012 (not held in the Fund’s portfolio at period end); Husky Energy, Inc., which is involved in the exploration, development and production of crude oil and natural gas in Canada and other regions (4.5% of the Fund’s long-term investments at period end); and Suncor Energy, Inc., an integrated energy company (8.0% of the Fund’s long-term investments at period end). Positions that detracted most significantly included BlackPearl Resources, Inc., an oil and gas exploration company (4.4% of the Fund’s long-term investments at period end); Southern Pacific Resource Corp., which is engaged in the exploration, development and production of in-situ thermal heavy oil and bitumen production in the Athabasca oil sands of Alberta and in Senlac, Saskatchewan (4.5% of the Fund’s long-term investments at period end); and Ivanhoe Energy, Inc., an independent international heavy-oil exploration and development company (not held in the Fund’s portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	November 30, 2012

TAO Guggenheim China Real Estate ETF

Fund Overview
The Guggenheim China Real Estate ETF, NYSE Arca ticker: TAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts (“REITs”) which are open to foreign ownership and derive a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong and Macau. The Index was created by AlphaShares, LLC and is maintained by Standard & Poor’s.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2012.

On a market price basis, the Fund generated a total return of 33.87%, which included an increase in market price over the period to $22.41 on November 30, 2012, from $16.74 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 33.19%, which included an increase in NAV over the period to $22.27 on November 30, 2012, from $16.72 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the Index returned 33.66% and the MSCI China Index, which measures performance of the Chinese equity market, returned 15.04% for the same period.

Performance Attribution
Nearly all of the Fund’s investments are in the real estate holding and development businesses and are classified in the financial and diversified sectors. For the six-month period ended November 30, 2012, both sectors contributed to the Fund’s return. The top-three contributors to return were Wharf Holdings Ltd., an investment holding company based in Hong Kong; China Overseas Land & Investment Ltd., which through its subsidiaries develops and invests in properties, constructs buildings and invests in Treasury securities and infrastructure projects; and Henderson Land Development Co., Ltd., a leading property developer with businesses in Hong Kong and throughout mainland China (5.8%, 5.8% and 5.4%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Evergrande Real Estate Group, Ltd., an integrated residential property developer; E-House (China) Holdings, Ltd., which offers real estate services; and Hongkong Land Holdings Ltd., a property investment, management and development group (1.9%, 0.2% and 4.7%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	November 30, 2012

HAO Guggenheim China Small Cap ETF

Fund Overview
The Guggenheim China Small Cap ETF, NYSE Arca ticker: HAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. For inclusion in the Index, AlphaShares defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index).

Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2012.

On a market price basis, the Fund generated a total return of 12.49%, which included an increase in market price over the period to $22.51 on November 30, 2012, from $20.01 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 12.27%, which included an increase in NAV over the period to $22.42 on November 30, 2012, from $19.97 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 12.31% and the MSCI China Index, which measures performance of the broad Chinese equity market, returned 15.04% for 6-month period ending November 30, 2012.

Performance Attribution
For the six-month period ended November 30, 2012, all sectors but one contributed to return, with the financial sector and consumer, non-cyclical sector contributing most. Positions that contributed most significantly to the Fund’s return included Sino-Ocean Land Holdings Ltd., a real estate holding company that develops residential, office, and commercial real estate in the northern People’s Republic of China; Shimao Property Holdings Ltd., which develops real estate projects in China; and Great Wall Motor Co. Ltd., which, through its subsidiaries, manufactures and sells pick-up trucks and sport-utility vehicles in China under branded names (2.0%, 1.8% and 2.4%, respectively, of the Fund’s common stocks at period end). Positions that detracted most significantly from the Fund’s return included China Rongsheng Heavy Industries Group Holdings Ltd., which is involved in the ship-making industry and petrolchemical engineering; Parkson Retail Group Ltd., which operates a national network of department stores in the Peoples Republic of China; and Dongfang Electric Corp. Ltd., which manufactures and sells hydro and steam power generators and AC/DC electric motors (0.4%, 0.6% and 0.4%, respectively, of the Fund’s common stocks at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	November 30, 2012

FRN Guggenheim Frontier Markets ETF

Fund Overview
The Guggenheim Frontier Markets ETF, NYSE Arca ticker: FRN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon New Frontier DR Index (the “Frontier Index”).

The Frontier Index is composed of and tracks the performance of all liquid, as defined by BNY Mellon, the Fund’s index provider (the “Index Provider”), American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that trade on the London Stock Exchange (“LSE”), New York Stock Exchange (“NYSE”), NYSE Arca, Inc. (“NYSE Arca”), NYSE AMEX and Nasdaq Stock Market (“NASDAQ”) of Frontier Market countries, as defined by the Index Provider. The Index Provider defines Frontier Market countries based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The countries currently are: Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama, Trinidad and Tobago. An ADR or GDR is determined to be liquid based upon an assessment of trading volume and market capitalization.

The Fund will invest at least 80% of its total assets in ADRs and GDRs that comprise the Index or in the stocks underlying such ADRs and GDRs. The Fund also will invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2012.

On a market price basis, the Fund generated a total return of -0.10%, which included a decrease in market price over the period to $19.24 on November 30, 2012, from $19.26 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 0.31%, which included an increase in NAV over the period to $19.14 on November 30, 2012, from $19.08 as of May 31, 2012.

At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad emerging market comparison purposes, the Frontier Index returned 0.32% and the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index returned 12.63% for the 6-month period ending November 30, 2012.

Performance Attribution
For the six-month period ending November 30, 2012, the financial sector and consumer, non-cyclical sector contributed most to return. The consumer, cyclical sector detracted most from return, followed by the basic materials sector. Positions that contributed most significantly to the Fund’s return included Commercial International Bank Egypt SAE, an Egyptian bank; Guaranty Trust Bank PLC, a Nigerian commercial bank; and BanColombia SA, a retail and commercial bank that operates in Colombia and other Latin American cities (3.9%, 4.5% and 4.9%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Latam Airlines Group SA, a Chile-based airline that provides domestic and international passenger and cargo air services; Cia de Minas Buenaventura SA, which explores for, mines, and processes gold, silver, zinc, and other metals; and Cencosud SA, a multi-brand retailer in South America (8.0%, 7.1% and 4.1%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	November 30, 2012

HGI Guggenheim International Multi-Asset Income ETF

Fund Overview
The Guggenheim International Multi-Asset Income ETF, NYSE Arca ticker: HGI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 150 securities selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), Canadian royalty trusts, American Depositary Receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc.

The Fund will invest at least 90% of its total assets in securities that comprise the Index and underlying securities representing the ADRs included in the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2012.

On a market price basis, the Fund generated a total return of 11.13%, which included an increase in market price over the period to $16.35 on November 30, 2012, from $15.09 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 11.36%, which included an increase in NAV over the period to $16.34 on November 30, 2012, from $15.05 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 11.13% and the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, an index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin, returned 18.16% for the same period.

The Fund made quarterly distributions per share of $0.231 on June 29, 2012, and $0.175 on September 28, 2012.

Performance Attribution
For the six-month period ended November 30, 2012, all but one sector in which the Fund was invested had positive returns, contributing to the Fund’s return. The financial sector contributed most to the Fund’s return, while the energy sector detracted most. Positions that contributed most significantly to the Fund’s return included Reed Elsevier NV, a holding company for publisher and information provider subsidiaries; Portugal Telecom SGPS SA, a telecommunications services provider in Portugal; and Intesa Sanpaolo SpA, a provider of banking and financial services in Italy and other countries (none held in the Fund’s portfolio at period end). Positions that detracted most significantly from the Fund’s return included SandRidge Mississippian Trust, which owns royalty interests in producing and developing oil wells in the Mississippian formation in Oklahoma (0.7% of the Fund’s long-term investments at period end); Cia Siderugica Nacional SA, a manufacturer of iron and steel in Brazil (not held in the Fund’s portfolio at period end); and BP Prudhoe Bay Royalty Trust, which provides oil and gas services based on British Petroleum’s working interests in the Prudhoe Bay Field on the North Slope of Alaska (0.9% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	November 30, 2012

SEA Guggenheim Shipping ETF

Fund Overview
The Guggenheim Shipping ETF, NYSE Arca ticker: SEA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the “Index”).

The Index is designed to measure the performance of high dividend-paying companies in the global shipping industry. CME Group Index Services LLC (the “Index Provider”) uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The Index Provider determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). Prior to July 27, 2011, the Fund sought to replicate, before the Fund’s fees and expenses, the performance of the Delta Global Shipping Index.

The Fund will at all times invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and master limited partnerships (“MLPs”) that comprise the Index and the underlying stocks in respect of the ADRs and GDRs in the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2012.

On a market price basis, the Fund generated a total return of -1.30%, which included a decrease in market price over the period to $15.45 on November 30, 2012, from $15.99 as of May 31, 2012. On an NAV basis, the Fund generated a total return of -1.23%, which included a decrease in NAV over the period to $15.50 on November 30, 2012, from $16.03 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned -1.28% and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned 12.81% for the same period.

The Fund made quarterly distributions per share of $0.211 on June 29, 2012, and $0.126 on September 28, 2012.

Performance Attribution
Most of the Fund’s portfolio is invested in the industrial sector, and it was the largest detractor from return. The financial sector was the only contributor to return. Positions that contributed most to the Fund’s return included AP Moeller-Maersk A/S, a conglomerate with diversified holdings, including a shipping fleet, industrial and supermarket businesses, and oil and gas exploration and distribution businesses; Orient Overseas International, Ltd., an integrated international transportation, logistics and terminal company based in Hong Kong; Teekay Corp., which provides international crude oil and petroleum product transportation services to major oil companies, oil traders and government agencies (18.7%, 3.9% and 3.6%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included two Japanese marine transportation companies: Mitsui OSK Lines Ltd. and Nippon Yusen KK; and Knightsbridge Tankers Ltd., which acquires, owns, leases, and charters double hull Very Large Crude Carriers (“VLCC”) (6.9%, 8.2% and 1.4%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	November 30, 2012

CUT Guggenheim Timber ETF

Fund Overview

The Guggenheim Timber ETF, NYSE Arca ticker: CUT (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Global Timber Index (the “Index”).

All securities in the Index are selected from the universe of global timber companies. Beacon Indexes LLC (“Beacon” or the “Index Provider”) defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs and GDRs included in the Index). Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2012.

On a market price basis, the Fund generated a total return of 23.81%, which included an increase in market price over the period to $19.50 on November 30, 2012, from $15.75 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 23.43%, which included an increase in NAV over the period to $19.39 on November 30, 2012, from $15.71 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad world market comparison purposes, the Index returned 24.02%; the Dow Jones Global Forestry & Paper Index returned 15.48%; and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned 12.81% for the same period.

Performance Attribution
Since approximately 70% of the Fund’s portfolio is invested in the basic materials sector, return of this sector is the main determinant of the Fund’s return, and it was the major contributor to the Fund’s return for the six-month period ended November 30, 2012. The Fund also has positions in the energy, financial and industrial sectors. Only the industrial sector detracted from return. Positions that contributed most significantly to the Fund’s return included Smurfit Kappa Group PLC, one of the world’s largest integrated manufacturers of paper-based packaging products, with operations in Europe and Latin America; West Fraser Timber Co. Ltd., which produces dimension lumber and related wood products and has operations in Canada and the U.S.; and Fibria Celulose SA, which, with its subsidiaries, engages in the production, sale, and export of short fiber pulp (5.3%, 6.1% and 5.2%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Nippon Paper Group, Inc., a company established jointly by Nippon Paper Industries Co., Ltd. and Daishowa Paper Manufacturing Co., Ltd. to manage and control subsidiaries which manufacture, process, sell, and buy paper and pulp products; Oji Holdings Corp., which manufactures paper, pulp, and processed paper goods and has forests in Japan and overseas; and Greif, Inc., Class A, a manufacturer and marketer of industrial packaging products and services (2.6%, 2.9% and 3.6%, respectively, of the Fund’s long-term investments at period end).

12 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	November 30, 2012

RMB Guggenheim Yuan Bond ETF

Fund Overview

The Guggenheim Yuan Bond ETF, NYSE Arca ticker: RMB (the “Fund”) seeks to replicate, before the Fund’s fees and expenses, the performance of the AlphaShares China Yuan Bond Index (the “Index”). The Index is a rules-based index comprised of, as of November 30, 2012, approximately 60 bonds. The securities in the Index are bonds that are eligible for investment by U.S. and other foreign investors and denominated in Chinese Yuan, whether issued by Chinese or non-Chinese issuers and traded in the secondary market, a market commonly referred to as the “Dim Sum” bond market. The Fund will not invest in securities traded in mainland China. The Index includes bonds issued by mainland Chinese entities with a minimum of Yuan 1 billion outstanding par value, as well as bonds issued by non-mainland Chinese entities (which have no minimum outstanding par value requirement). All of the bond issues or issuers must have an investment grade rating by Moody’s Investors Service (Moody’s), Standard & Poor’s Ratings Services (S&P) and/or Fitch Ratings. Bonds must have a minimum of one year maturity for inclusion in the Index. Only bonds that pay a fixed periodic coupon, that delay coupon payments until maturity, zero coupon bonds or floating rate bonds are eligible for inclusion in the Index. The interest rates of the floating rate bonds in the Index typically adjust based upon the then-current Shanghai Interbank Offered Rate on a quarterly basis. The Chinese Yuan-denominated debt securities in which the Fund invests are currently not listed on a stock exchange or a primary securities market where trading is conducted on a regular basis. The Index was created by AlphaShares, LLC and is maintained by Interactive Data Corporation.

The Fund will invest at least 80% of its total assets in fixed income securities that comprise the Index. Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), J.P. Morgan Investment Management, Inc. (“JPMIM”) and JF International Management Inc. (“JFIMI,” together with JPMIM, the “Investment Sub-Advisers”) seek a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser and Investment Sub-Advisers use quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, duration and other financial characteristics of fixed income securities.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2012.

On a market price basis, the Fund generated a total return of 2.22%, which included an increase in market price over the period to $25.50 on November 30, 2012, from $25.16 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 3.35%, which included an increase in NAV over the period to $25.37 on November 30, 2012, from $24.76 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and Chinese bond market comparison purposes, the Index returned 3.84% and the Bank of China Hong Kong Offshore RMB Bond Index, which also measures the performance of the Dim Sum bond market, but includes both investment grade and below investment grade rated securities, returned 3.42% for the six-month period ended November 30, 2012.

The Fund made the following monthly distributions per share during the semiannual period ended November 30, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
June	$0.030
July	$0.030
August	$0.037
September	$0.039
October	$0.035
November	$0.044

Performance Attribution
For the six-month period ended November 30, 2012, the banks sector made the largest contribution to return, followed by the sovereign sector. The food sector and investment companies sector detracted most from the Fund’s return. Positions that contributed most significantly to the Fund’s return included 1.35% coupon bonds issued by the Bank of Communications Co. Ltd. (China), a provider of commercial banking services in China; 6.0% coupon bonds issued by the Industrial & Commercial Bank of China Asia Ltd., a provider of personal and commercial banking services throughout China; and 2.65% coupon bonds issued by the Export-Import Bank of China, a state bank solely owned by the Chinese government (6.3%, 7.0% and 9.7%, respectively, of the Fund’s total investments at period end). Positions that detracted most significantly from the Fund’s return included 1.15% coupon bonds issued by Unilever NV, a manufacturer of branded and packaged consumer goods (3.2% of the Fund’s total investments at period end); 0.625% coupon bonds issued by MTR Corp. Ltd., a provider of public transport services in Hong Kong (not held in the Fund’s portfolio at period end); and 1.35% coupon bonds issued by Caterpillar Financial Services Corp., the financial arm of the U.S.-based manufacturer of construction and mining equipment (3.2% of the Fund’s total investments at period end.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 13

November 30, 2012

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Investments only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Investments ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Funds, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Equity Risk: The value of the equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk: The Funds’ return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Funds may not be fully invested at times. If the Funds utilize a sampling approach or futures or other derivative positions, their return may not correlate with the Index return, as would be the case if they purchased all of the stocks with the same weightings as the Index.

Passive Management Risk: The Funds are not “actively” managed. Therefore, they would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Industry Risk: If its Index is comprised of issuers in a particular industry or sector, a Fund would therefore be focused in that industry or sector. Accordingly, that Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Non-Diversified Fund Risk (excluding HAO): The Funds can invest a greater portion of assets in securities of individual issuers than a diversified fund. Changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Emerging Markets Risk (CUT, FRN, HGI, TAO, HAO, SEA and RMB): Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Canadian Risk (ENY and HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

Master Limited Partnership (MLP) Risk (FRN, SEA and HGI): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

China Investment Risk (HAO, TAO and RMB): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China.

REIT Risk (HGI and TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

Risks of Investing In Other Investment Companies (HGI): Investments in securities of other investment companies involve risks, including, among others, the fact that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

Risks of Investing in Frontier Securities (FRN): Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging market countries are magnified in frontier countries. As of the date of this prospectus, a significant percentage of the BNY Mellon New Frontier DR Index is comprised of securities of companies from Poland, Chile and Egypt. To the extent that the Index is focused on securities of any one country, including Poland, Chile or Egypt, the value of the Index will be especially affected by adverse developments in such country, including the risks described above.

Foreign Issuers Risk (RMB): Investments in Chinese Yuan-denominated bonds of foreign corporations, governments, agencies and instrumentalities are supranational agencies which have different risks than investing in U.S. companies.

Currency Risk (RMB): Changes in currency exchange rates and the relative value of the Chinese Yuan will affect the value of the Fund’s investment and the value of your shares. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the Chinese Yuan depreciates against the U.S. dollar.

Securities Lending Risk: Although each Fund will receive collateral in connection with all loans of its securities holdings, the Funds would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information.

14 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited)	November 30, 2012

ENY Guggenheim Canadian Energy Income ETF

Fund Statistics
Share Price	$15.66
Net Asset Value	$15.78
Premium/Discount to NAV	-0.76%
Net Assets ($000)	$83,930

Total Returns
(Inception 7/3/07)	Six Month	One Year	Three Year (Annualized)	Five Year (Annualized)	Since Inception (Annualized)
Guggenheim Canadian
Energy Income ETF
NAV	7.92%	-2.85%	1.82%	-4.60%	-4.44%
Market	7.83%	-2.95%	1.64%	-4.75%	-4.59%
Sustainable Canadian
Energy Income Index	7.59%	-2.80%	2.91%	-3.30%	-2.95%
S&P/TSX Composite Index
	12.30%	6.03%	7.33%	0.85%	1.76%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

The S&P/TSX Composite is the headline index for the Canadian equity market. It is the broadest in the S&P/TSX family and is the basis for multiple sub-indices. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.79%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.81%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Energy	97.8%
Utilities	1.1%
Industrial	1.0%
Total Long-Term Investments	99.9%
Investments of Collateral for Securities Loaned	18.4%
Total Investments	118.3%
Liabilities in excess of Other Assets	-18.3%
Net Assets	100.0%

Country Breakdown	% of Long-Term Investments
Canada	100.0%

% of Long-Term
Currency Denomination	Investments
Canadian Dollar	100.0%

% of Long-Term
Top Ten Holdings	Investments
Suncor Energy, Inc.	8.0%
Canadian Oil Sands Ltd.	7.4%
Cenovus Energy, Inc.	6.4%
Imperial Oil Ltd.	6.3%
MEG Energy Corp.	5.8%
Athabasca Oil Corp.	5.8%
Canadian Natural Resources Ltd.	5.8%
Baytex Energy Corp.	4.7%
Petrobank Energy & Resources Ltd.	4.5%
Southern Pacific Resource Corp.	4.5%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 15

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2012

TAO Guggenheim China Real Estate ETF

Fund Statistics
Share Price	$22.41
Net Asset Value	$22.27
Premium/Discount to NAV	0.63%
Net Assets ($000)	$59,249

Total Returns
(Inception 12/18/07)	Six Month	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim China
Real Estate ETF
NAV	33.19%	55.38%	7.82%	0.67%
Market	33.87%	49.28%	7.90%	0.78%
AlphaShares
China Real
Estate Index	33.66%	56.41%	8.57%	1.56%
MSCI China Index	15.04%	20.02%	0.14%	-3.36%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index, a representative sample for the entire Chinese investment universe, combining A, B, H Red Chip and P Chip share classes as well as US and Singapore-listed Chinese securities. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.35%. In the Financial Highlights section of the Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.07%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials/Real Estate	88.8%
Diversified	10.9%
Total Common Stocks	99.7%
Investments of Collateral for Securities Loaned	1.5%
Total Investments	101.2%
Liabilities in excess of Other Assets	-1.2%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
China	98.6%
Singapore	1.4%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	94.5%
United States Dollar	5.0%
Singapore Dollar	0.5%

% of Long-Term
Top Ten Holdings	Investments
Wharf Holdings Ltd.	5.8%
China Overseas Land & Investment Ltd.	5.8%
Henderson Land Development Co. Ltd.	5.4%
Link Real Estate Investment Trust, REIT	5.1%
Hongkong Land Holdings Ltd.	4.7%
New World Development Co. Ltd.	4.5%
Cheung Kong Holdings Ltd.	4.3%
Hang Lung Properties Ltd.	4.2%
China Resources Land Ltd.	4.1%
Sun Hung Kai Properties Ltd.	4.0%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

16 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2012

HAO Guggenheim China Small Cap ETF

Fund Statistics
Share Price	$22.51
Net Asset Value	$22.42
Premium/Discount to NAV	0.40%
Net Assets ($000)	$240,965

Total Returns
			Three	Since
	Six	One	Year	Inception
(Inception 1/30/08)	Month	Year	(Annualized)	(Annualized)
Guggenheim China
Small Cap ETF
NAV	12.27%	12.80%	-3.21%	-0.57%
Market	12.49%	6.23%	-3.32%	-0.49%
AlphaShares China
Small Cap Index	12.31%	14.29%	-2.29%	0.53%
MSCI China Index	15.04%	20.02%	0.14%	-0.65%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index, a representative sample for the entire Chinese investment universe, combining A, B, H Red Chip and P Chip share classes as well as US and Singapore-listed Chinese securities. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.92%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.75% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.87%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Industrial	23.3%
Financial	21.5%
Consumer, Cyclical	17.0%
Consumer, Non-cyclical	16.7%
Basic Materials	9.8%
Utilities	4.6%
Communications	3.0%
Technology	2.1%
Energy	1.6%
Diversified	0.3%
Total Common Stocks	99.9%
Rights	0.1%
Total Long-Term Investments	100.0%
Investments of Collateral for Securities Loaned	14.6%
Total Investments	114.6%
Liabilities in excess of Other Assets	-14.6%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
China	99.1%
Singapore	0.9%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	95.6%
United States Dollar	2.8%
Singapore Dollar	1.6%

% of Long-Term
Top Ten Holdings	Investments
Great Wall Motor Co. Ltd.	2.4%
Sino-Ocean Land Holdings Ltd.	2.0%
Shimao Property Holdings Ltd.	1.8%
Longfor Properties Co. Ltd.	1.8%
China Railway Group Ltd.	1.6%
Guangdong Investment Ltd.	1.4%
China Railway Construction Corp. Ltd.	1.4%
China State Construction International Holdings Ltd.	1.3%
Zoomlion Heavy Industry Science and Technology Co. Ltd.	1.3%
Guangzhou R&F Properties Co. Ltd.	1.2%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 17

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2012

FRN Guggenheim Frontier Markets ETF

Fund Statistics
Share Price	$19.24
Net Asset Value	$19.14
Premium/Discount to NAV	0.52%
Net Assets ($000)	$149,130

Total Returns
			Three	Since
	Six	One	Year	Inception
(Inception 6/12/08)	Month	Year	(Annualized)	(Annualized)
Guggenheim Frontier
Markets ETF
NAV	0.31%	4.08%	3.89%	-3.58%
Market	-0.10%	5.47%	3.62%	-3.47%
BNY Mellon New
Frontier DR Index	0.32%	4.54%	4.25%	-2.80%
MSCI Emerging
Markets Index	12.63%	11.35%	4.34%	-0.16%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggen-heiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.81%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.76%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.
% of Long-Term
Country Breakdown	Investments
Chile	42.5%
Colombia	15.2%
Egypt	10.5%
Peru	8.2%
Argentina	7.3%
Kazakhstan	5.6%
Nigeria	4.5%
Lebanon	1.9%
Oman	1.6%
Ukraine	1.5%
Isle of Man	1.2%

% of Long-Term
Currency Denomination	Investments
United States	100.0%

Portfolio Breakdown	% of Net Assets
Financial	31.4%
Energy	17.0%
Basic Materials	13.2%
Consumer, Non-cyclical	11.7%
Utilities	9.4%
Consumer, Cyclical	8.0%
Industrial	4.9%
Communications	4.2%
Total Common Stocks and Preferred Stocks	99.8%
Investments of Collateral for Securities Loaned	34.8%
Total Investments	134.6%
Liabilities in excess of Other Assets	-34.6%
Net Assets	100.0%

18 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2012

FRN Guggenheim Frontier Markets ETF (continued)

% of Long-Term
Top Ten Holdings	Investments
Ecopetrol SA, ADR	10.3%
Latam Airlines Group SA, ADR	8.0%
Cia de Minas Buenaventura SA, ADR	7.1%
Sociedad Quimica y Minera de Chile SA, ADR	6.2%
BanColombia SA, ADR	4.9%
Enersis SA, ADR	4.7%
Banco Santander Chile, ADR	4.5%
Guaranty Trust Bank PLC, GDR	4.5%
Empresa Nacional de Electricidad SA, ADR	4.2%
Cencosud SA, ADR	4.1%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination current Fund information, please visit www.guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 19

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2012

HGI Guggenheim International Multi-Asset Income ETF

Fund Statistics
Share Price	$16.35
Net Asset Value	$16.34
Premium/Discount to NAV	0.06%
Net Assets ($000)	$116,010

Total Returns
			Three	Five	Since
	Six	One	Year	Year	Inception
(Inception 7/11/07)	Month	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim International
Multi-Asset Income ETF
NAV	11.36%	4.19%	2.59%	-2.56%	-3.19%
Market	11.13%	3.22%	1.94%	-2.42%	-3.20%
Zacks International
Multi-Asset
Income Index	11.13%	4.26%	3.25%	-2.10%	-2.68%
MSCI EAFE Index	18.16%	12.61%	2.97%	-4.72%	-4.27%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) EAFE Index measures the performance for a diverse range of global stock markets within Europe, Australasia and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.06%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.81%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.
% of Long-Term
Country Breakdown	Investments
United Kingdom	18.2%
United States	14.1%
Hong Kong	7.7%
Japan	7.5%
France	5.4%
Germany	4.3%
Canada	3.8%
Switzerland	3.5%
China	3.2%
Brazil	3.0%
Chile	2.9%
Australia	2.8%
Netherlands	2.7%
Spain	2.5%
Taiwan	2.4%
Sweden	1.8%
Finland	1.7%
South Africa	1.6%
Colombia	1.5%
Italy	1.5%
Jersey	1.4%
Mexico	1.2%
South Korea	0.8%
Bermuda	0.7%
Portugal	0.7%
Singapore	0.5%
Norway	0.5%
New Zealand	0.5%
Belgium	0.4%
Denmark	0.3%
Luxembourg	0.3%
Peru	0.3%
India	0.3%

20 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2012

HGI Guggenheim International Multi-Asset Income ETF continued

Portfolio Breakdown	% of Net Assets
Financial	17.3%
Communications	15.1%
Energy	14.3%
Consumer, Non-cyclical	13.1%
Basic Materials	6.7%
Industrial	6.6%
Utilities	6.1%
Technology	5.5%
Consumer, Cyclical	5.3%
Diversified	0.2%
Total Common Stocks, Preferred Stocks, Master
Limited Partnerships and Royalty Trusts	90.2%
Closed End Funds	9.5%
Total Long-Term Investments	99.7%
Investments of Collateral for Securities Loaned	7.5%
Total Investments	107.2%
Liabilities in excess of Other Assets	-7.2%
Net Assets	100.0%

% of Long-Term
Currency Denomination	Investments
United States Dollar	37.8%
Euro	19.2%
Pound Sterling	16.8%
Hong Kong Dollar	8.2%
Japanese Yen	7.5%
Swiss Franc	3.5%
All Other Currencies	7.0%

% of Long-Term
Top Ten Holdings	Investments
Royal Dutch Shell PLC, ADR	2.8%
CPFL Energia SA, ADR	1.7%
City Telecom HK Ltd.	1.7%
Corpbanca SA, ADR	1.3%
Administradora de Fondos de Pensiones Provida SA, ADR	1.2%
Wing Hang Bank Ltd.	1.2%
Barclays PLC	1.1%
San Juan Basin Royalty Trust	1.1%
ABB Ltd.	1.1%
Banco Santander SA	1.1%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 21

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2012

SEA Guggenheim Shipping ETF

Fund Statistics
Share Price	$15.45
Net Asset Value	$15.50
Premium/Discount to NAV	-0.32%
Net Assets ($000)	$26,345

Total Returns
			Since
	Six	One	Inception
(Inception 6/11/10)	Month	Year	(Annualized)
Guggenheim Shipping ETF
NAV	-1.23%	14.08%	-15.98%
Market	-1.30%	11.26%	-16.10%
Dow Jones Global
Shipping IndexSM	-1.28%	13.95%	-9.76%
Delta Global Shipping
Index/Dow Jones
Global Shipping IndexSM	-1.28%	13.95%	-15.29%1
MSCI World Index	12.81%	13.63%	10.83%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.96 per share for share price returns or initial net asset value (NAV) of $25.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except distributions fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Industrials	94.2%
Financial	5.6%
Total Common Stock and Master Limited Partnerships	99.8%
Investments of Collateral for Securities Loaned	17.0%
Total Investments	116.8%
Liabilities in excess of Other Assets	-16.8%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
Marshall Islands	28.6%
Bermuda	21.9%
Denmark	21.4%
Japan	15.1%
Singapore	6.8%
United States	3.2%
China	3.0%

% of Long-Term
Currency Denomination	Investments
United States Dollar	39.3%
Danish Krone	21.4%
Hong Kong Dollar	15.7%
Japanese Yen	15.1%
Singapore Dollar	6.8%
Norwegian Krone	1.7%

% of Long-Term
Top Ten Holdings	Investments
AP Moller - Maersk A/S, Class B	18.7%
Nippon Yusen KK	8.2%
Mitsui OSK Lines Ltd.	6.9%
SembCorp Marine Ltd.	6.8%
COSCO Pacific Ltd.	5.6%
Teekay LNG Partners, LP	4.5%
Teekay Offshore Partners, LP	4.2%
Orient Overseas International Ltd.	3.9%
Teekay Corp.	3.6%
Golar LNG Partners, LP	3.5%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

1 The benchmark return reflects the blended return of the Delta Global Shipping Index from 6/11/10 - 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 - 11/30/12.

22 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2012

SEA Guggenheim Shipping ETF continued

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 23

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2012

CUT Guggenheim Timber ETF

Fund Statistics
Share Price	$19.50
Net Asset Value	$19.39
Premium/Discount to NAV	0.57%
Net Assets ($000)	$175,490

Total Returns
			Three	Five	Since
	Six	One	Year	Year	Inception
(Inception 11/9/07)	Month	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Timber ETF
NAV	23.43%	17.90%	5.47%	-2.83%	-3.09%
Market	23.81%	17.74%	5.44%	-2.94%	-2.99%
Beacon Global
Timber Index	24.02%	19.00%	6.63%	-1.60%	-1.86%
MSCI World Index	12.81%	13.63%	6.90%	-1.80%	-1.88%
Dow Jones Global
Forestry &
Paper Index	15.48%	10.89%	-0.16%	-7.93%	-8.19%
STOXX Europe Total Market
Forestry &
Paper Index	40.80%	14.01%	5.48%	-7.04%	-7.55%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.

The Dow Jones Global Forestry & Paper Index is a subset of the Dow Jones Global Index, which targets 95% coverage of markets that are open to foreign investors. The Index represents the forest and paper industry as defined by Dow Jones Indexes’ classification system. It is a float-adjusted market capitalization weighted index quoted in USD with dividends reinvested.

The STOXX® Europe TMI Forestry & Paper is a market capitalization weighted index of all companies in the Forestry & Paper sector of the STOXX Europe TMI index. Using the market standard ICB (Industry Classification Benchmark), companies with primary revenue sources from the Forestry & Paper sector are selected from the STOXX Europe TMI universe, which covers 95 percent of the free float market capitalization across 18 Western European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.82%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was determined to be 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 0.78%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%.Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Basic Materials	68.5%
Financial	18.5%
Industrial	4.7%
Energy	1.4%
Total Common Stocks	93.1%
Preferred Stock	0.5%
Participation Notes	6.1%
Investments of Collateral for Securities Loaned	7.8%
Total Investments	107.5%
Liabilities in excess of Other Assets	-7.5%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
United States	35.8%
Brazil	12.9%
Japan	10.9%
Canada	10.5%
Sweden	8.7%
Finland	7.7%
Ireland	5.3%
Portugal	4.3%
South Africa	2.5%
Spain	1.4%

% of Long-Term
Currency Denomination	Investments
United States Dollar	47.1%
Euro	18.7%
Japanese Yen	10.9%
Canadian Dollar	10.5%
Swedish Krona	8.7%
All other currencies	4.1%

24 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2012

CUT Guggenheim Timber ETF (continued)

% of Long-Term
Top Ten Holdings	Investments
West Fraser Timber Co. Ltd.	6.1%
Weyerhaeuser Co., REIT	5.7%
Smurfit Kappa Group PLC	5.3%
Fibria Celulose SA, ADR	5.2%
Svenska Cellulosa AB, B Shares	5.1%
Rayonier, Inc., REIT	4.9%
Plum Creek Timber Co., Inc., REIT	4.7%
International Paper Co.	4.7%
MeadWestvaco Corp.	4.5%
Canfor Corp.	4.3%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 25

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2012

RMB Guggenheim Yuan Bond ETF

Fund Statistics
Share Price	$25.50
Net Asset Value	$25.37
Premium/Discount to NAV	0.51%
Net Assets ($000)	$5,075

Total Returns
			Since
	Six	One	Inception
(Inception 9/22/11)	Month	Year	(annualized)
Guggenheim Yuan Bond ETF
NAV	3.35%	3.83%	2.55%
Market	2.22%	2.66%	2.97%
AlphaShares China
Yuan Bond Index	3.84%	4.85%	3.35%
Bank of China Hong Offshore
RMB Bond Index	3.42%	6.74%	3.19%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.00 per share for share price returns or initial net asset value (NAV) of $25.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Bank of China Hong Kong Offshore RMB Bond Index tracks the total return performance of offshore RMB denominated bonds which (i) are issued outside the Mainland of China and (ii) fulfill a set of pre-specified and transparent criteria for eligibility. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Banks	41.4%
Sovereign	18.4%
Diversified Financial Services	6.4%
Distribution & Wholesale	3.2%
Retail	3.2%
Telecommunications	3.2%
Chemicals	3.2%
Home Furnishings	3.1%
Real Estate	3.1%
Food	3.1%
Oil & Gas	3.1%
Auto Manufacturers	3.1%
Gas	3.0%
Total Investments	97.5%
Other Assets in excess of Liabilities	2.5%
Net Assets	100.0%

% of Total
Country Breakdown	Investments
China	44.7%
Hong Kong	13.3%
Japan	6.6%
South Korea	6.5%
United Kingdom	6.5%
Netherlands	6.3%
Malaysia	3.3%
United States	3.2%
France	3.2%
Germany	3.2%
Singapore	3.2%

% of Total
Credit Quality	Investments
AA	38.4%
A	42.3%
BBB	9.7%
NR	9.6%

Represents Standard & Poor’s rating as a percentage of total investments. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

26 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2012

RMB Guggenheim Yuan Bond ETF continued

% of Total
Currency Denomination	Investments
Chinese Renminbi	100.0%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, credit quality and currency denomination are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 27

OVERVIEW OF FUND EXPENSES (Unaudited)	November 30, 2012

As a shareholder of Guggenheim Canadian Energy Income ETF; Guggenheim China Real Estate ETF; Guggenheim China Small Cap ETF; Guggenheim Frontier Markets ETF; Guggenheim International Multi-Asset Income ETF; Guggenheim Shipping ETF; Guggenheim Timber ETF and Guggenheim Yuan Bond ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended November 30, 2012.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses
	Beginning	Ending	Expense	Paid
	Account	Account	Ratio for the	During
	Value	Value	Six Months Ended	Period1
	06/01/12	11/30/12	11/30/12	06/01/12 - 11/30/12
Guggenheim Canadian Energy Income ETF2
Actual	$1,000.00	$1,079.21	0.70%	$3.65
Hypothetical	1,000.00	1,021.56	0.70%	3.55
(5% annual return before expenses)
Guggenheim China Real Estate ETF2
Actual	1,000.00	1,113.64	0.70%	3.71
Hypothetical	1,000.00	1,021.56	0.70%	3.55
(5% annual return before expenses)
Guggenheim China Small Cap ETF2
Actual	1,000.00	1,122.68	0.75%	3.99
Hypothetical	1,000.00	1,021.31	0.75%	3.80
(5% annual return before expenses)
Guggenheim Frontier Markets ETF2
Actual	1,000.00	1,003.15	0.70%	3.52
Hypothetical	1,000.00	1,021.56	0.70%	3.55
(5% annual return before expenses)
Guggenheim International Multi-Asset Income ETF2
Actual	1,000.00	1,113.64	0.70%	3.71
Hypothetical	1,000.00	1,021.56	0.70%	3.55
(5% annual return before expenses)
Guggenheim Shipping ETF
Actual	1,000.00	987.71	0.65%	3.24
Hypothetical	1,000.00	1,021.81	0.65%	3.29
(5% annual return before expenses)

28 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

OVERVIEW OF FUND EXPENSES (Unaudited) continued	November 30, 2012

			Annualized	Expenses
	Beginning	Ending	Expense	Paid
	Account	Account	Ratio for the	During
	Value	Value	Six Months Ended	Period1
	06/01/12	11/30/12	11/30/12	06/01/12 - 11/30/12
Guggenheim Timber ETF2
Actual	$1,000.00	$1,234.25	0.70%	$3.92
Hypothetical	1,000.00	1,021.56	0.70%	3.55
(5% annual return before expenses)
Guggenheim Yuan Bond ETF
Actual	1,000.00	1,033.52	0.65%	3.31
Hypothetical (5% annual return before expenses)	1,000.00	1,021.81	0.65%	3.29

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended November 30, 2012. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 183/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for shares and the NAV of each Fund can be found at www.gugggenheiminvestments.com.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 29

PORTFOLIO OF INVESTMENTS (Unaudited)	November 30, 2012

ENY Guggenheim Canadian Energy Income ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.9%
	Common Stocks - 99.9%
	Canada - 99.9%
28,430	AltaGas Ltd.	$988,546
39,069	ARC Resources Ltd.(a)	978,544
432,356	Athabasca Oil Corp.(b)	4,839,985
88,245	Baytex Energy Corp.(a)	3,917,657
1,172,891	BlackPearl Resources, Inc.(b)	3,707,533
55,500	Bonavista Energy Corp.(a)	920,763
20,451	Bonterra Energy Corp.	906,280
35,404	Calfrac Well Services Ltd.	826,872
86,944	Canadian Energy Services & Technology Corp.	937,404
168,037	Canadian Natural Resources Ltd.	4,836,340
304,807	Canadian Oil Sands Ltd.	6,186,046
78,019	Canyon Services Group, Inc.(a)	783,057
160,944	Cenovus Energy, Inc.	5,405,035
21,869	Crescent Point Energy Corp.(a)	858,821
23,997	Enbridge, Inc.	971,621
40,605	EnCana Corp.	887,027
55,322	Enerplus Corp.(a)	739,594
46,220	Freehold Royalties Ltd.	981,305
40,428	Gibson Energy, Inc.	930,371
117,738	Horizon North Logistics, Inc.	797,681
133,106	Husky Energy, Inc.(a)	3,735,839
123,885	Imperial Oil Ltd.	5,281,653
19,978	Keyera Corp.(a)	957,118
135,884	MEG Energy Corp.(b)	4,897,214
149,300	Nexen, Inc.	3,665,805
33,276	Pembina Pipeline Corp.(a)	942,320
129,619	Pengrowth Energy Corp.(a)	674,616
57,686	Penn West Petroleum Ltd.(a)	644,601
61,174	PetroBakken Energy Ltd., Class A(a)	660,791
306,284	Petrobank Energy & Resources Ltd.(b)	3,795,597
115,492	Petrominerales Ltd.(a)	887,103
42,379	Peyto Exploration & Development Corp.(a)	1,061,448
58,160	Poseidon Concepts Corp.(a)	233,026
117,560	Savanna Energy Services Corp.(a)	789,375
2,878,854	Southern Pacific Resource Corp.(b)	3,767,565
206,574	Suncor Energy, Inc.	6,750,281
20,333	TransCanada Corp.	941,170
127,135	Trinidad Drilling Ltd.	862,626
71,517	Veresen, Inc.(a)	912,906
19,623	Vermilion Energy, Inc.(a)	998,386
	(Cost $90,022,466)	83,859,922

	Investments of Collateral for
	Securities Loaned - 18.4%
15,453,762	BNY Mellon Securities Lending Overnight Fund,
	0.2159%(c) (d)
	(Cost $15,453,762)	$15,453,762

	Total Investments - 118.3%
	(Cost $105,476,228)	99,313,684
	Liabilities in excess of Other Assets - (18.3%)	(15,384,068)
	Net Assets - 100.0%	$83,929,616

(a)	Security, or portion thereof, was on loan at November 30, 2012.

(b)	Non-income producing security.

(c)	At November 30, 2012, the total market value of the Fund’s securities on loan was $14,691,512 and the total market value of the collateral held by the Fund was $15,453,762.

(d)	Interest rate shown reflects yield as of November 30, 2012.

See notes to financial statements.
30 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

TAO Guggenheim China Real Estate ETF

Number
of Shares	Description	Value

	Common Stocks - 99.7%
	Diversified - 10.9%
162,500	Swire Pacific Ltd., Class A	$1,991,923
460,000	Swire Pacific Ltd., Class B	1,058,883
445,000	Wharf Holdings Ltd.	3,425,042
		6,475,848

	Financial - 88.8%
614,000	Agile Property Holdings Ltd.	827,112
1,421,000	Champion Real Estate Investment Trust, REIT	715,079
166,000	Cheung Kong Holdings Ltd.	2,533,893
1,154,251	China Overseas Land & Investment Ltd.	3,418,050
896,234	China Resources Land Ltd.	2,393,797
220,000	Chinese Estates Holdings Ltd.	324,179
3,221,524	Country Garden Holdings Co. Ltd.(a)	1,538,008
35,090	E-House China Holdings Ltd., ADR	120,359
2,272,447	Evergrande Real Estate Group Ltd.	1,134,750
544,000	Fortune Real Estate Investment Trust, REIT (Singapore)	482,928
1,604,000	Franshion Properties China Ltd.	556,740
1,271,000	Glorious Property Holdings Ltd.(a) (b)	214,839
128,000	Great Eagle Holdings Ltd.	409,597
268,500	Greentown China Holdings Ltd.	421,282
480,400	Guangzhou R&F Properties Co. Ltd.	819,464
353,000	Hang Lung Group Ltd.	1,967,678
676,000	Hang Lung Properties Ltd.	2,477,197
446,000	Henderson Land Development Co. Ltd.	3,176,650
429,000	Hongkong Land Holdings Ltd.	2,805,660
299,500	Hopewell Holdings Ltd.	1,180,602
310,000	Hopson Development Holdings Ltd.(a)	480,797
296,000	Hysan Development Co. Ltd.	1,426,520
898,000	Kaisa Group Holdings Ltd.(a)	250,280
365,500	Kerry Properties Ltd.	1,865,217
610,000	KWG Property Holding Ltd.	439,984
552,500	Link Real Estate Investment Trust, REIT	2,997,739
620,000	Longfor Properties Co. Ltd.(b)	1,188,792
1,259,600	New World China Land Ltd.	606,229
1,693,000	New World Development Co. Ltd.	2,682,568
909,000	Poly Property Group Co. Ltd.(a) (b)	628,672
5,204,000	Renhe Commercial Holdings Co. Ltd.(a) (b)	278,664
974,000	Shenzhen Investment Ltd.	328,016
588,500	Shimao Property Holdings Ltd.	1,195,217
1,327,800	Shui On Land Ltd.	669,892
1,319,400	Sino Land Co. Ltd.	2,383,417
1,745,000	Sino-Ocean Land Holdings Ltd.	1,319,437
896,500	SOHO China Ltd.(b)	676,709
163,000	Sun Hung Kai Properties Ltd.	2,385,043
430,000	Tian An China Investment	284,076
397,000	Wheelock & Co. Ltd.	1,926,078
267,000	Yanlord Land Group Ltd. (Singapore)(a) (b)	315,031
2,386,000	Yuexiu Property Co. Ltd.	766,594
		52,612,836

	Total Common Stocks - 99.7%
	(Cost $56,033,809)	59,088,684

	Investments of Collateral for
	Securities Loaned - 1.5%
869,695	BNY Mellon Securities Lending Overnight Fund,
	0.2159%(c) (d)
	(Cost $869,695)	869,695

	Total Investments - 101.2%
	(Cost $56,903,504)	59,958,379
	Liabilities in excess of Other Assets - (1.2%)	(709,720)
	Net Assets - 100.0%	$59,248,659

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at November 30, 2012.

(c)	At November 30, 2012, the total market value of the Fund’s securities on loan was $734,245 and the total market value of the collateral held by the Fund was $869,695.

(d)	Interest rate shown reflects yield as of November 30, 2012.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 31

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

HAO Guggenheim China Small Cap ETF

Number
of Shares	Description	Value

	Long-Term Investments - 100.0%
	Common Stocks - 99.9%
	Basic Materials - 9.8%
1,864,000	Angang Steel Co. Ltd.(a)	$1,173,711
985,566	Billion Industrial Holdings Ltd.	598,966
1,900,107	CGN Mining Co. Ltd.(b)	196,139
3,052,000	China BlueChemical Ltd.	1,906,011
4,058,000	China Forestry Holdings Co. Ltd.(c) (d)	–
1,521,565	China Hongqiao Group Ltd.	698,934
6,344,000	China Lumena New Materials Corp.(a)	1,276,978
2,254,000	China Molybdenum Co. Ltd.	930,678
1,168,000	China Qinfa Group Ltd.	171,808
1,500,000	China Vanadium Titano - Magnetite Mining Co. Ltd.(a)	329,030
1,856,000	Dongyue Group	1,034,564
1,286,000	Fufeng Group Ltd.	484,528
2,800,000	Hunan Nonferrous Metal Corp. Ltd.(a) (b)	903,220
2,739,000	Lee & Man Paper Manufacturing Ltd.	1,646,924
2,980,000	Maanshan Iron & Steel(a)	819,014
2,588,000	MMG Ltd.(b)	1,008,479
2,875,000	Nine Dragons Paper Holdings Ltd.(a)	2,107,083
1,072,500	Real Gold Mining Ltd.(b) (c) (d)	–
920,507	Sateri Holdings Ltd.	194,790
7,410,000	Shougang Concord International Enterprises Co. Ltd.(a) (b)	396,791
3,026,000	Sinofert Holdings Ltd.	644,241
4,008,000	Sinopec Shanghai Petrochemical Co. Ltd.	1,168,777
2,398,000	Sinopec Yizheng Chemical Fibre Co. Ltd.	522,915
1,295,000	Xinjiang Xinxin Mining Industry Co. Ltd.	264,011
2,290,500	Yingde Gases Group Company Ltd.	2,272,752
482,000	Yip’s Chemical Holdings Ltd.	332,111
1,505,500	Zhaojin Mining Industry Co. Ltd.	2,552,534
		23,634,989

	Communications - 3.0%
86,264	AsiaInfo-Linkage, Inc.(a) (b)	990,311
1,016,000	BYD Electronic International Co. Ltd.	239,905
4,116,000	China Communications Services Corp. Ltd.	2,315,567
2,216,000	China Wireless Technologies Ltd.	663,366
1,434,900	Comba Telecom Systems Holdings Ltd.(a)	516,561
171,303	Giant Interactive Group, Inc., ADR(a)	907,906
235,801	Renren, Inc., ADR(a) (b)	808,797
1,002,000	TCL Communication Technology Holdings Ltd.	294,780
4,771,400	VODone Ltd.	443,276
		7,180,469

	Consumer, Cyclical - 17.0%
1,020,000	361 Degrees International Ltd.(a)	269,805
1,330,000	Anta Sports Products Ltd.	971,323
1,727,002	Boshiwa International Holding Ltd.(a) (b) (c) (d)	289,020
4,956,000	Bosideng International Holdings Ltd.	1,509,172
1,107,017	Cecep Costin New Materials GRP Ltd.	441,376
4,768,000	China Dongxiang Group Co.	522,939
2,694,000	China Eastern Airlines Corp. Ltd.(a) (b)	917,692
5,373,000	China Hongxing Sports Ltd.(b) (c) (d)	–
927,000	China Lilang Ltd.	503,567
2,974,000	China Southern Airlines Co. Ltd.(a)	1,327,739
4,576,000	China Travel International Investments	891,576
1,435,000	China ZhengTong Auto Services Holdings Ltd.(a) (b)	935,058
1,317,064	Digital China Holdings Ltd.	2,202,457
1,033,000	Golden Eagle Retail Group Ltd.(a)	2,441,863
1,777,000	Great Wall Motor Co. Ltd.	5,812,472
1,437,000	Haier Electronics Group Co. Ltd.(b)	1,972,849
3,788,000	Hengdeli Holdings Ltd.(a)	1,349,008
16,315	Home Inns & Hotels Management, Inc., ADR(a) (b)	438,547
1,961,000	Intime Department Store Group Co. Ltd.	2,241,851
1,142,500	LI Ning Co. Ltd.(a)	604,415
1,944,000	Maoye International Holdings Ltd.	376,256
1,098,000	Minth Group Ltd.	1,187,249
2,051,000	Parkson Retail Group Ltd.	1,479,357
4,450,000	PCD Stores Group Ltd.	499,545
1,356,000	Peak Sport Products Co. Ltd.	239,704
564,000	Ports Design Ltd.	405,350
3,495,000	Pou Sheng International Holdings Ltd.(b)	209,699
2,104,000	Qingling Motors Co. Ltd.	491,383
2,384,000	Shanghai Jin Jiang International Hotels Group Co. Ltd.(a)	415,275
1,104,400	Shanghai Pharmaceuticals Holding Co. Ltd.	2,069,133
658,061	Shenzhou International Group Holdings Ltd.	1,266,865
1,125,000	Sinotruk Hong Kong Ltd.	747,576
1,941,061	Springland International Holdings Ltd.	954,244
866,000	TCL Multimedia Technology Holdings Ltd.	476,018
692,500	Weiqiao Textile Co.	250,192
926,500	Wumart Stores, Inc.	1,929,499
755,000	Xinhua Winshare Publishing and Media Co. Ltd.	388,701
888,000	XTEP International Holdings	352,906
1,554,000	Ying LI International Real Estate Ltd.(Singapore)(b)	458,388
936,000	Zhongsheng Group Holdings Ltd.	1,153,386
		40,993,455

	Consumer, Non-cyclical - 16.7%
15,436	51job, Inc., ADR(b)	816,101
854,000	Anhui Expressway Co.	435,262
3,892,000	Anxin-China Holdings Ltd.	793,461
1,316,000	Asian Citrus Holdings Ltd.	618,091
308,000	Beijing Jingkelong Co. Ltd.	178,440
263,560	Biostime International Holdings Ltd.	797,476
3,798,000	China Agri-Industries Holdings Ltd.	2,151,369
526,000	China Fishery Group Ltd.	243,509

See notes to financial statements.
32 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

HAO	Guggenheim China Small Cap ETF continued

Number
of Shares	Description	Value

	Consumer, Non-cyclical continued
1,250,000	China Foods Ltd.	$1,262,895
1,298,500	China Huiyuan Juice Group Ltd.	460,755
1,825,062	China Medical System Holdings Ltd.	1,243,389
666,000	China Minzhong Food Corp. Ltd.(Singapore)(b)	455,660
5,119,137	China Modern Dairy Holdings Ltd.(a) (b)	1,281,427
1,278,000	China Pharmaceutical Group Ltd.	356,189
674,000	China Shineway Pharmaceutical Group Ltd.	1,014,037
1,982,000	China Tontine Wines Group Ltd.	189,248
9,928,000	CP Pokphand Co. Ltd.	1,204,163
1,628,000	Dalian Port PDA Co. Ltd.	359,208
3,300,000	Global Bio-Chem Technology Group Co. Ltd.	383,223
378,000	Guangzhou Pharmaceutical Co. Ltd.(c) (d)	636,011
1,798,400	Hua Han Bio-Pharmaceutical Holdings Ltd.	524,433
2,102,000	Jiangsu Expressway Co. Ltd.	1,879,583
644,000	Lianhua Supermarket Holdings Co. Ltd.	502,732
1,114,066	Microport Scientific Corp.	658,373
1,040,000	People’s Food Holdings Ltd.	920,316
1,248,000	Real Nutriceutical Group Ltd.(a)	439,615
2,060,000	Shenguan Holdings Group Ltd.	1,047,271
1,290,000	Shenzhen Expressway Co. Ltd.	482,707
14,480,000	Shenzhen International Holdings Ltd.	1,214,444
1,528,000	Sichuan Expressway Co. Ltd.	496,843
3,296,079	Sihuan Pharmaceutical Holdings Group Ltd.(a)	1,356,700
694,050	Silver Base Group Holdings Ltd.(a)	217,617
5,016,000	Sino Biopharmaceutical	2,414,137
1,753,061	Tibet 5100 Water Resources Holdings Ltd.	563,238
203,000	Tong Ren Tang Technologies Co. Ltd.	437,429
514,000	Tsingtao Brewery Co. Ltd.	2,891,646
1,642,000	Uni-President China Holdings Ltd.(a)	2,152,595
1,150,000	United Laboratories International Holdings Ltd.	568,319
895,000	Vinda International Holdings Ltd.(a)	1,247,218
123,769	WuXi PharmaTech Cayman, Inc., ADR(b)	2,028,574
2,908,079	Yashili International Holdings Ltd.	859,285
1,074,000	Yuexiu Transport Infrastructure Ltd.	478,100
2,468,000	Zhejiang Expressway Co. Ltd.	1,882,037
		40,143,126

	Diversified - 0.3%
5,536,000	Citic Resources Holdings Ltd.(b)	821,466

	Energy - 1.6%
2,337,076	China Suntien Green Energy Corp. Ltd.	458,366
496,000	CIMC Enric Holdings Ltd.	431,357
1,664,000	Hidili Industry International Development Ltd.(a)	425,122
122,582	LDK Solar Co. Ltd., ADR(a) (b)	143,421
1,694,074	MIE Holdings Corp.	480,895
7,172,000	United Energy Group Ltd.(b)	1,277,071
3,287,119	Winsway Coking Coal Holding Ltd.	508,970
		3,725,202

	Financial - 21.5%
2,192,000	Agile Property Holdings Ltd.	2,952,817
1,750,000	Beijing Capital Land Ltd.	666,125
1,486,000	China Everbright Ltd.	2,143,661
1,198,000	China Overseas Grand Oceans Group Ltd.(a)	1,290,740
2,081,000	China SCE Property Holdings Ltd.	467,215
3,568,000	China South City Holdings Ltd.(a)	552,461
4,319,112	Chongqing Rural Commercial Bank(a)	1,983,992
126,859	E-House China Holdings Ltd., ADR	435,126
3,427,500	Fantasia Holdings Group Co. Ltd.	428,988
2,210,000	Far East Horizon Ltd.	1,548,416
5,848,000	Franshion Properties China Ltd.	2,029,809
4,572,000	Glorious Property Holdings Ltd.(a)	772,811
990,500	Greentown China Holdings Ltd.	1,554,116
1,748,400	Guangzhou R&F Properties Co. Ltd.(a)	2,982,413
3,202,000	Kaisa Group Holdings Ltd.(b)	892,423
2,204,000	KWG Property Holding Ltd.	1,589,714
2,259,000	Longfor Properties Co. Ltd.(a)	4,331,422
1,670,000	Mingfa Group International Co. Ltd.	474,061
3,322,000	Poly Property Group Co. Ltd.(a)	2,297,523
1,790,000	Powerlong Real Estate Holdings Ltd.	367,236
18,604,000	Renhe Commercial Holdings Co. Ltd.(a)	996,208
836,000	Shanghai Industrial Holdings Ltd.	2,734,511
3,614,000	Shenzhen Investment Ltd.	1,217,094
2,151,500	Shimao Property Holdings Ltd.	4,369,599
6,249,500	Sino-Ocean Land Holdings Ltd.	4,725,398
3,209,000	SOHO China Ltd.(a)	2,422,262
2,487,082	Sunac China Holdings Ltd.	1,614,186
976,000	Yanlord Land Group Ltd. (Singapore)(a)	1,151,575
8,798,000	Yuexiu Property Co. Ltd.	2,826,694
		51,818,596

	Industrial - 23.3%
737,500	Asia Cement China Holdings Corp.	317,837
4,032,000	AviChina Industry & Technology Co. Ltd.	1,742,853
2,011,000	BBMG Corp.	1,702,203
2,532,000	Beijing Capital International Airport Co. Ltd.	1,813,227
446,000	Chiho-Tiande Group Ltd.	217,531
3,246,000	China Aerospace International Holdings Ltd.	268,055
946,000	China Automation Group Ltd.	220,935
4,432,500	China COSCO Holdings Co. Ltd.	2,030,358
3,744,000	China Everbright International Ltd.(a)	1,782,616
861,000	China High Precision Automation Group Ltd.(c) (d)	137,759
1,848,000	China High Speed Transmission Equipment Group Co. Ltd.(a) (b)	615,201

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 33

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

HAO Guggenheim China Small Cap ETF continued

Number
of Shares	Description	Value

	Industrial continued
1,554,000	China Liansu Group Holdings Ltd.	$922,368
985,800	China Metal Recycling Holdings Ltd.(a)	1,039,217
1,990,000	China National Materials Co. Ltd.	618,822
2,960,000	China Railway Construction Corp. Ltd.	3,299,901
6,570,000	China Railway Group Ltd.	3,823,291
5,590,500	China Rongsheng Heavy Industries Group Holdings Ltd.(a)	916,115
3,342,000	China Shanshui Cement Group Ltd.	2,281,170
6,455,000	China Shipping Container Lines Co. Ltd.(a) (b)	1,707,441
2,230,000	China Shipping Development Co. Ltd.(a)	1,102,045
2,540,000	China State Construction International Holdings Ltd.	3,208,573
2,411,600	China Zhongwang Holdings Ltd.(a)	858,835
1,842,000	Chongqing Machinery & Electric Co. Ltd.	273,327
1,034,000	Cosco International Holdings Ltd.	424,271
3,167,000	CSR Corp. Ltd.	2,676,609
584,600	Dongfang Electric Corp. Ltd.	995,699
702,000	First Tractor Co. Ltd.(b)	663,046
1,616,000	Fook Woo Group Holdings Ltd.(a) (b) (c) (d)	–
854,065	Greatview Aseptic Packaging Co. Ltd.	462,845
2,450,000	Guangshen Railway Co. Ltd.	812,446
354,200	Guangzhou Shipyard International Co. Ltd.	260,507
964,000	Haitian International Holdings Ltd.	1,167,987
1,172,000	Harbin Electric Co. Ltd.	969,351
1,601,500	Kingboard Laminates Holdings Ltd.	702,589
4,715,000	Lonking Holdings Ltd.(a)	1,076,838
4,656,000	Metallurgical Corp. of China Ltd.(a)	829,063
3,478,000	NVC Lighting Holdings Ltd.	911,006
1,485,000	Sany Heavy Equipment International Holdings Co. Ltd.(a)	726,208
4,860,000	Shanghai Electric Group Co. Ltd.	1,912,633
2,459,000	Sinotrans Ltd.	377,573
2,191,000	Sinotrans Shipping Ltd.	531,491
1,217,000	Sound Global Ltd.	498,587
220,032	Suntech Power Holdings Co. Ltd., ADR(b)	199,767
1,524,065	Tech Pro Technology Development Ltd.	562,426
2,636,000	Tianjin Port Development Holdings Ltd.	333,324
1,202,000	Tianneng Power International Ltd.	752,215
784,000	Wasion Group Holdings Ltd.	370,248
4,800,110	West China Cement Ltd.(a)	854,724
737,466	Xinjiang Goldwind Science & Technology Co. Ltd.	292,130
3,428,116	Yuanda China Holdings Ltd.	371,561
786,061	Zhuzhou CSR Times Electric Co. Ltd.	2,383,524
2,458,600	Zoomlion Heavy Industry Science and Technology Co. Ltd.(a)	3,162,850
		56,181,198

	Technology - 2.1%
10,164,000	Apollo Solar Energy Technology Holdings Ltd.(b)	354,098
2,100,076	Chinasoft International Ltd.(b)	539,242
3,992,000	Citic 21CN Co. Ltd.(b)	242,094
1,276,000	Kingsoft Corp. Ltd.	790,292
40,258,000	Semiconductor Manufacturing International Corp.(a) (b)	1,947,955
1,522,000	TPV Technology Ltd.	388,844
1,601,500	Travelsky Technology Ltd.	812,110
		5,074,635

	Utilities - 4.6%
4,318,121	China Datang Corp. Renewable Power Co. Ltd.	490,313
3,439,000	China Power International Development Ltd.(a)	909,665
1,140,000	China Resources Gas Group Ltd.	2,459,442
5,708,000	Datang International Power Generation Co. Ltd.	2,003,311
4,286,000	Guangdong Investment Ltd.	3,484,081
2,448,000	Huadian Power International Co.(b)	729,657
5,002,131	Huaneng Renewables Corp. Ltd.(b)	768,064
708,000	Tianjin Development Holdings Ltd.(b)	342,578
		11,187,111

	Total Common Stocks - 99.9%
	(Cost $270,858,220)	240,760,247

	Rights - 0.1%
1,108,800	China Agri-Industries Holdings Ltd., 12/31/2012(b) (c) (d)	143,070
	(Cost $0)

	Total Long-Term Investments - 100.0%
	(Cost $270,858,220)	240,903,317

	Investments of Collateral for
	Securities Loaned - 14.6%
35,303,926	BNY Mellon Securities Lending Overnight Fund,
	0.2159%(e) (f)
	(Cost $35,303,926)	35,303,926

	Total Investments - 114.6%
	(Cost $306,162,146)	276,207,243
	Liabilities in excess of Other Assets - (14.6%)	(35,242,444)
	Net Assets - 100.0%	$240,964,799

ADR - American Depositary Receipt

(a)	Security, or portion thereof, was on loan at November 30, 2012.

(b)	Non-income producing security.

(c)	Illiquid security.

(d)
Security is valued based on observable and/or unobservable inputs in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $1,205,860 which represents 0.5% of net assets applicable to common shares.

(e)
At November 30, 2012, the total market value of the Fund’s securities on loan was $31,482,070 and the total market value of the collateral held by the Fund was $35,418,539, consisting of cash collateral of $35,303,926 and U.S. Government and Agency securities valued at $114,613.

(f)	Interest rate shown reflects yield as of November 30, 2012.

See notes to financial statements.
34 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

FRN Guggenheim Frontier Markets ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.8%
	Common Stocks - 86.7%
	Argentina - 7.3%
102,450	Banco Macro SA, ADR(b)	$1,560,313
226,607	BBVA Banco Frances SA, ADR(a)	963,080
128,675	Cresud SACIF y A, ADR	1,104,032
217,925	Grupo Financiero Galicia SA, ADR(b)	1,165,899
126,510	IRSA Inversiones y Representaciones SA, ADR	902,016
232,974	Pampa Energia SA, ADR	733,868
256,091	Petrobras Argentina SA, ADR(a)	1,139,605
209,424	Telecom Argentina SA, ADR	2,119,371
107,470	YPF SA, ADR	1,221,934
		10,910,118

	Chile - 34.3%
45,715	Banco de Chile, ADR(b)	4,124,407
250,789	Banco Santander Chile, ADR	6,753,748
383,737	Cencosud SA, ADR(b)	6,047,695
45,895	Cia Cervecerias Unidas SA, ADR	3,368,693
196,967	Corpbanca SA, ADR(b)	3,836,917
139,395	Empresa Nacional de Electricidad SA, ADR	6,261,623
417,006	Enersis SA, ADR	7,068,252
536,749	Latam Airlines Group SA, ADR(b)	11,888,990
47,106	Vina Concha y Toro SA, ADR(b)	1,833,837
		51,184,162

	Colombia - 10.2%
262,755	Ecopetrol SA, ADR(b)	15,276,576

	Egypt - 10.4%
1,130,365	Commercial International Bank Egypt SAE, GDR(b)	5,877,898
148,244	Orascom Construction Industries, GDR(a) (b)	5,541,361
1,104,927	Orascom Telecom Holding SAE, GDR(a) (b)	3,172,245
2,256,908	Orascom Telecom Media and Technology Holding SAE, GDR	988,526
		15,580,030

	Isle of Man - 1.2%
166,296	Zhaikmunai, LP, GDR	1,829,256

	Kazakhstan - 5.6%
321,180	Halyk Savings Bank of Kazakhstan JSC, GDR(a) (b)	2,540,534
313,128	KazMunaiGas Exploration Production JSC, GDR	5,855,493
		8,396,027

	Lebanon - 1.9%
229,512	Solidere, GDR(b)	2,779,390

	Nigeria - 4.5%
1,088,651	Guaranty Trust Bank PLC, GDR(b)	6,640,771

	Oman - 1.6%
420,417	BankMuscat SAOG, GDR(e)	2,438,419

	Peru - 8.2%
134,555	Cementos Pacasmayo SAA, ADR	1,703,466
320,639	Cia de Minas Buenaventura SA, ADR	10,507,340
		12,210,806

	Ukraine - 1.5%
88,076	Avangardco Investments Public Ltd., GDR(a)	924,798
82,857	MHP SA, GDR(a)	1,238,712
		2,163,510

	Total Common Stocks - 86.7%
	(Cost $150,202,554)	129,409,065

	Preferred Stocks - 13.1%
	Chile - 8.2%
77,381	Embotelladora Andina SA, Class B, ADR	2,938,157
163,369	Sociedad Quimica y Minera de Chile SA, ADR	9,246,685
		12,184,842

	Colombia - 4.9%
114,110	BanColombia SA, ADR	7,333,850

	Total Preferred Stocks - 13.1%
	(Cost $18,629,512)	19,518,692

	Total Long-Term Investments - 99.8%
	(Cost $168,832,066)	148,927,757

	Investments of Collateral for Securities Loaned - 34.8%
51,874,029	BNY Mellon Securities Lending Overnight Fund,
	0.2159%(c) (d)
	(Cost $51,874,029)	51,874,029

	Total Investments - 134.6%
	(Cost $220,706,095)	200,801,786
	Liabilities in excess of Other Assets - (34.6%)	(51,671,445)
	Net Assets - 100.0%	$149,130,341

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

JSC - Joint Stock Company

LP - Limited Partnership

PLC - Public Limited Company

SA - Corporation

SAA - Open Corporation

SAE - Corporation

SAOG - Joint Stock Company

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at November 30, 2012.

(c)	At November 30, 2012, the total market value of the Fund’s securities on loan was $50,429,086 and the total market value of the collateral held by the Fund was $51,874,029.

(d)	Interest rate shown reflects yield as of November 30, 2012.

(e)
Security is valued based on observable inputs in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $2,438,419 which represents 1.6% of net assets.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 35

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

HGI Guggenheim International Multi-Asset Income ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.7%
	Common Stocks - 84.3%
	Australia - 2.8%
24,115	Australia & New Zealand Banking Group Ltd.	$612,848
28,094	BHP Billiton Ltd.	1,007,939
192,127	Telstra Corp. Ltd.	863,881
28,122	Westpac Banking Corp.	748,126
		3,232,794

	Belgium - 0.4%
5,647	Anheuser-Busch InBev NV	494,945

	Bermuda - 0.7%
600,000	First Pacific Co. Ltd.	630,189
5,500	Jardine Strategic Holdings Ltd.	187,110
		817,299

	Brazil - 2.2%
88,063	CPFL Energia SA, ADR	1,923,296
32,059	Ultrapar Participacoes SA, ADR	659,133
		2,582,429

	Canada - 3.8%
27,545	Baytex Energy Corp.(a)	1,216,663
17,986	Canadian Natural Resources Ltd.	512,421
79,952	Enerplus Corp.(a)	1,061,763
88,956	Penn West Petroleum Ltd.(a)	982,074
59,657	Talisman Energy, Inc.	671,430
		4,444,351

	Chile - 2.9%
13,221	Administradora de Fondos de Pensiones Provida SA, ADR	1,355,152
20,364	Banco Santander Chile, ADR	548,403
77,653	Corpbanca SA, ADR(a)	1,512,680
		3,416,235

	China - 3.2%
8,925	China Petroleum & Chemical Corp., ADR	945,157
6,405	China Telecom Corp. Ltd., ADR	347,984
2,898,000	Guangshen Railway Co. Ltd.	961,008
714,000	Lenovo Group Ltd.	672,538
5,660	PetroChina Co. Ltd., ADR	753,629
		3,680,316

	Colombia - 1.0%
19,120	Ecopetrol SA, ADR(a)	1,111,637

	Denmark - 0.3%
2,220	Novo Nordisk A/S, Class B	352,596

	Finland - 1.7%
15,748	Metso OYJ	592,130
253,785	Nokia OYJ(a)	841,685
50,432	UPM-Kymmene OYJ	567,370
		2,001,185

	France - 5.3%
1,904	Dassault Systemes SA	215,442
89,238	France Telecom SA	944,636
26,597	GDF Suez	598,270
4,061	L’Oreal SA	551,149
12,545	Sanofi	1,120,258
7,818	Sodexo	631,337
11,537	Total SA	577,318
80,919	Veolia Environnement SA	879,834
31,799	Vivendi SA	683,230
		6,201,474

	Germany - 4.3%
4,614	Adidas AG	405,786
12,339	BASF SE	1,105,714
70,599	Deutsche Telekom AG	777,724
83,878	Infineon Technologies AG	643,205
4,956	SAP AG	387,004
9,823	Siemens AG	1,013,120
3,196	Volkswagen AG	650,111
		4,982,664

	Hong Kong - 7.6%
57,000	Cheung Kong Holdings Ltd.	870,072
11,747	China Mobile Ltd., ADR	668,639
7,671,000	City Telecom HK Ltd.(a)	1,910,314
4,673	CNOOC Ltd., ADR	996,097
85,000	Hang Lung Group Ltd.	473,803
38,900	Hang Seng Bank Ltd.	594,288
120,500	Power Assets Holdings Ltd.	1,060,393
530,000	Sino Land Co. Ltd.	957,413
133,500	Wing Hang Bank Ltd.	1,336,714
		8,867,733

	India - 0.3%
7,014	Infosys Ltd., ADR(a)	311,772

	Italy - 1.5%
14,216	Luxottica Group SpA	583,338
1,200,951	Telecom Italia SpA	1,094,151
		1,677,489

	Japan - 7.5%
21,300	Advantest Corp.	284,103
78,000	Hitachi Ltd.	450,200
19,300	Honda Motor Co. Ltd.	639,355
29,600	Konami Corp.	713,889
53,000	Kubota Corp.	562,326
185,300	Mitsubishi UFJ Financial Group, Inc.	847,073
4,500	Nidec Corp.	272,826
21,700	Nippon Telegraph & Telephone Corp.	969,619
658	NTT DOCOMO, Inc.	948,662

See notes to financial statements.
36 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

HGI	Guggenheim International Multi-Asset Income ETF continued

Number
of Shares	Description	Value

	Japan continued
3,500	ORIX Corp.	$350,976
77,100	Shiseido Co. Ltd.	1,117,188
33,300	Sumitomo Mitsui Financial Group, Inc.	1,071,641
10,500	Toyota Motor Corp.	450,073
		8,677,931

	Jersey - 1.4%
4,704	Shire PLC	136,152
13,326	Wolseley PLC	618,709
64,192	WPP PLC	880,629
		1,635,490

	Luxembourg - 0.3%
8,613	Tenaris SA, ADR	344,003

	Mexico - 1.2%
2,659	Coca-Cola Femsa SAB de CV, ADR	375,132
3,101	Fomento Economico Mexicano SAB de CV, ADR	304,146
6,782	Grupo Aeroportuario del Sureste SAB de CV, ADR	690,340
		1,369,618

	Netherlands - 2.7%
12,794	ASM International NV	448,445
8,561	Heineken NV	564,627
82,713	Koninklijke Ahold NV	1,049,516
162,479	STMicroelectronics NV	1,035,469
		3,098,057

	New Zealand - 0.5%
294,296	Telecom Corp. of New Zealand Ltd.	557,898

	Norway - 0.5%
11,935	Yara International ASA	598,705

	Peru - 0.3%
9,937	Cia de Minas Buenaventura SA, ADR	325,636

	Portugal - 0.7%
320,340	EDP - Energias de Portugal SA	810,770

	Singapore - 0.5%
40,000	United Overseas Bank Ltd.	613,544

	South Africa - 1.6%
10,544	AngloGold Ashanti Ltd., ADR	326,548
49,809	Gold Fields Ltd., ADR	611,654
20,265	Sasol Ltd., ADR	858,223
		1,796,425

	South Korea - 0.8%
8,233	KB Financial Group, Inc., ADR	270,619
9,306	Shinhan Financial Group Co. Ltd., ADR	298,164
10,776	Woori Finance Holdings Co. Ltd., ADR	304,961
		873,744

	Spain - 2.5%
98,264	Banco Bilbao Vizcaya Argentaria SA	833,781
165,938	Banco Santander SA	1,276,353
60,365	Telefonica SA	792,173
		2,902,307

	Sweden - 1.8%
63,037	Swedbank AB, Class A	1,163,477
67,442	Volvo AB, Class B	954,602
		2,118,079

	Switzerland - 3.5%
66,186	ABB Ltd.(b)	1,290,284
17,995	Novartis AG	1,114,004
5,513	Roche Holding AG	1,099,148
1,360	Swisscom AG	572,833
		4,076,269

	Taiwan - 2.4%
30,678	Chunghwa Telecom Co. Ltd., ADR(a)	986,298
210,321	Siliconware Precision Industries Co., ADR	1,135,734
36,894	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	637,159
		2,759,191

	United Kingdom - 18.1%
21,753	Anglo American PLC	603,991
17,043	ARM Holdings PLC	211,410
14,292	AstraZeneca PLC	679,479
174,108	Aviva PLC	978,014
125,428	BAE Systems PLC	657,929
330,160	Barclays PLC	1,301,661
17,101	BG Group PLC	293,254
35,534	BHP Billiton PLC	1,117,330
78,425	British Sky Broadcasting Group PLC	953,970
312,898	BT Group PLC	1,170,922
38,479	Bunzl PLC	634,567
24,840	Carnival PLC	1,005,197
23,771	GlaxoSmithKline PLC	508,399
29,509	Imperial Tobacco Group PLC	1,180,895
22,015	InterContinental Hotels Group PLC	588,509
117,725	Invensys PLC	595,260
103,716	J Sainsbury PLC	567,476
185,993	Kingfisher PLC	828,666
58,172	National Grid PLC(a)	657,267
53,491	Pearson PLC	1,009,867
48,699	Royal Dutch Shell PLC, ADR	3,261,372
12,991	SABMiller PLC	588,686
44,099	Smith & Nephew PLC	464,690
200,895	Spirent Communications PLC	484,878
29,130	SSE PLC	665,264
		21,008,953

	Total Common Stocks - 84.3%
	(Cost $97,456,118)	97,741,539

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 37

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

HGI Guggenheim International Multi-Asset Income ETF continued

Number
of Shares	Description	Value

	Preferred Stocks - 1.3%
	Brazil - 0.8%
11,741	Cia de Bebidas das Americas, ADR	$488,543
36,956	Cia Energetica de Minas Gerais, ADR	452,341
		940,884

	Colombia - 0.5%
9,124	BanColombia SA, ADR	586,400

	Total Preferred Stocks - 1.3%
	(Cost $1,582,246)	1,527,284

	Royalty Trusts - 3.0%
	United States - 3.0%
13,853	BP Prudhoe Bay Royalty Trust	1,021,659
81,744	Permian Basin Royalty Trust(a)	1,111,718
91,247	San Juan Basin Royalty Trust(a)	1,291,145
	(Cost $3,713,093)	3,424,522

	Closed End Funds - 9.5%
88,434	Alpine Global Premier Properties Fund(a)	636,725
281,449	Alpine Total Dynamic Dividend Fund	1,162,384
42,942	BlackRock Global Opportunities Equity Trust	548,369
106,762	BlackRock International Growth and Income Trust	785,768
28,710	Cohen & Steers Infrastructure Fund(a)	519,938
69,954	Eaton Vance Tax-Advantaged Global Dividend Income Fund	966,764
38,280	Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund(a) 754,882
63,475	Invesco Dynamic Credit Opportunities Fund	796,611
71,615	MFS Charter Income Trust	729,757
105,090	MFS Multimarket Income Trust	765,055
46,145	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	766,930
107,510	NexPoint Credit Strategies Fund	686,989
49,826	Wells Fargo Advantage Multi-Sector Income Fund	804,690
26,102	Western Asset Emerging Markets Debt Fund, Inc.	569,546
34,727	Western Asset Emerging Markets Income Fund, Inc.	542,436
	(Cost $10,983,214)	11,036,844

	Master Limited Partnerships - 1.6%
	United States - 1.6%
59,389	Chesapeake Granite Wash Trust(a)	1,108,199
49,400	SandRidge Mississippian Trust I	793,364
	(Cost $2,644,960)	1,901,563

	Total Long-Term Investments - 99.7%
	(Cost $116,379,631)	115,631,752

	Investments of Collateral for
	Securities Loaned - 7.5%
8,717,406	BNY Mellon Securities Lending Overnight Fund,
	0.2159%(c) (d)
	(Cost $8,717,406)	8,717,406

	Total Investments - 107.2%
	(Cost $125,097,037)	124,349,158
	Liabilities in excess of Other Assets - (7.2%)	(8,339,512)

	Net Assets - 100.0%	$116,009,646

AB - Stock Company

ADR - American Depositary Receipt

AG - Stock Corporation

ASA - Stock Company

A/S - Limited Liability Stock Company or Stock Company

NV - Publicly Traded Company

OYJ - Public Traded Company

PLC - Public Limited Company

SA - Corporation

SpA - Limited Share Company

SE - Stock Corporation

SAB de CV - Publicly Traded Company

(a)	Security, or portion thereof, was on loan at November 30, 2012.

(b)	Non-income producing security.

(c)
At November 30, 2012, the total market value of the Fund’s securities on loan was $8,472,758 and the total market value of the collateral held by the Fund was $8,720,595, consisting of cash collateral of $8,717,406 and U.S. Government and Agency securities valued at $3,189.

(d)	Interest rate shown reflects yield as of November 30, 2012.

See notes to financial statements.
38 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

SEA Guggenheim Shipping ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.8%
	Common Stocks - 83.1%
	Bermuda - 21.9%
1,039,997	COSCO Pacific Ltd.	$1,468,064
134,510	Frontline Ltd.(a)	448,648
64,923	Knightsbridge Tankers Ltd.(b)	375,904
59,778	Nordic American Tankers Ltd.(b)	543,382
163,000	Orient Overseas International Ltd.	1,034,780
1,588,000	Pacific Basin Shipping Ltd.	840,098
46,785	Ship Finance International Ltd.(b)	757,449
85,636	Tsakos Energy Navigation Ltd.	290,306
		5,758,631

	China - 3.0%
1,606,000	China Shipping Development Co. Ltd.	793,670

	Denmark - 21.3%
687	AP Moller - Maersk A/S, Class B	4,905,945
27,047	D/S Norden A/S	715,809
		5,621,754

	Japan - 15.1%
725,000	Mitsui OSK Lines Ltd.	1,819,753
1,016,000	Nippon Yusen KK	2,155,935
		3,975,688

	Marshall Islands - 11.8%
45,156	Costamare, Inc.	641,667
136,541	Navios Maritime Holdings, Inc.(b)	522,952
38,875	Seaspan Corp.(b)	640,271
29,588	Teekay Corp.	953,325
125,075	Teekay Tankers Ltd., Class A(b)	345,207
		3,103,422

	Singapore - 6.8%
479,000	SembCorp Marine Ltd.	1,789,701

	United States - 3.2%
36,764	Matson, Inc.	845,572

	Total Common Stocks - 83.1%
	(Cost $24,689,222)	21,888,438

	Master Limited Partnerships - 16.7%
	Marshall Islands - 16.7%
70,723	Capital Product Partners, LP(b)	478,795
30,402	Golar LNG Partners, LP	909,020
55,036	Navios Maritime Partners, LP(b)	736,932
30,963	Teekay LNG Partners, LP	1,171,640
41,512	Teekay Offshore Partners, LP(b)	1,105,464
	(Cost $4,061,890)	4,401,851

	Total Long-Term Investments - 99.8%
	(Cost $28,751,112)	26,290,289

	Investments of Collateral for
	Securities Loaned - 17.0%
4,469,400	BNY Mellon Securities Lending Overnight Fund,
	0.2159%(c) (d)
	(Cost $4,469,400)	$4,469,400

	Total Investments - 116.8%
	(Cost $33,220,512)	30,759,689
	Liabilities in excess of Other Assets - (16.8%)	(4,414,886)

	Net Assets - 100.0%	$26,344,803

A/S - Limited Liability Stock Company or Stock Company

KK - Joint Stock Company

LP - Limited Partnership

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at November 30, 2012.

(c)	At November 30, 2012, the total market value of the Fund’s securities on loan was $4,348,687 and the total market value of the collateral held by the Fund was $4,469,400.

(d)	Interest rate shown reflects yield as of November 30, 2012.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 39

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

CUT Guggenheim Timber ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.7%
	Common Stocks - 93.1%
	Brazil - 6.3%
273,200	Duratex SA	$1,911,622
900,600	Fibria Celulose SA, ADR(a) (b)	9,105,066
		11,016,688

	Canada - 10.4%
509,736	Canfor Corp.(a)	7,568,939
153,092	West Fraser Timber Co. Ltd.	10,737,323
		18,306,262

	Finland - 7.7%
1,066,650	Stora ENSO OYJ, R Shares	6,984,979
574,680	UPM-Kymmene OYJ	6,465,258
		13,450,237

	Ireland - 5.3%
792,233	Smurfit Kappa Group PLC	9,283,707

	Japan - 10.9%
743,500	Hokuetsu Kishu Paper Co. Ltd.(b)	3,993,822
364,400	Nippon Paper Group, Inc.(b)	4,462,762
1,596,000	Oji Holdings Corp.	5,031,648
633,300	Sumitomo Forestry Co. Ltd.	5,567,388
		19,055,620

	Portugal - 4.3%
2,740,541	Portucel Empresa Produtora de Pasta e Papel SA	7,563,545

	South Africa - 2.5%
424,887	Mondi Ltd.	4,353,203

	Spain - 1.3%
980,499	Ence Energia y Celulosa SA	2,371,941

	Sweden - 8.7%
221,885	Holmen AB, B Shares	6,377,940
441,904	Svenska Cellulosa AB, B Shares	8,939,353
		15,317,293

	United States - 35.7%
80,010	Domtar Corp.	6,409,601
153,756	Greif, Inc., Class A	6,308,609
219,648	International Paper Co.	8,157,727
252,721	MeadWestvaco Corp.	7,811,606
192,996	Plum Creek Timber Co., Inc., REIT	8,269,879
143,555	Potlatch Corp., REIT	5,591,467
173,278	Rayonier, Inc., REIT	8,636,176
175,678	Wausau Paper Corp.	1,473,938
361,147	Weyerhaeuser Co., REIT	9,953,211
		62,612,214

	Total Common Stocks - 93.1%
	(Cost $157,767,934)	163,330,710

	Preferred Stock - 0.5%
	Brazil - 0.5%
302,600	Suzano Papel E Celulose SA
	(Cost $815,868)	$911,532

	Participation Notes (c) - 6.1%
	Brazil - 6.1%
1,141,800	Barclays Bank PLC certificates linked to the performance
	of Suzano Papel E Celulose SA, Series 0002(d)	3,439,479
1,037,200	Morgan Stanley BV certificates linked to the performance
	of Duratex SA, Series 0002	7,257,444
	(Cost $14,742,807)	10,696,923

	Total Long-Term Investments - 99.7%
	(Cost $173,326,609)	174,939,165

	Investments of Collateral for
	Securities Loaned - 7.8%
13,745,192	BNY Mellon Securities Lending Overnight Fund,
	0.2159%(e) (f)
	(Cost $13,745,192)	13,745,192

	Total Investments - 107.5%
	(Cost $187,071,801)	188,684,357
	Liabilities in excess of Other Assets - (7.5%)	(13,193,967)
	Net Assets - 100.0%	$175,490,390

AB - Stock Company

ADR - American Depositary Receipt

BV - Limited Liability Company

OYJ - Public Traded Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at November 30, 2012.

(c)
Participation notes are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a participation note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security.

(d)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, these securities amounted to $3,439,479, which represents 2.0% of net assets.

(e)
At November 30, 2012, the total market value of the Fund’s securities on loan was $13,408,132 and the total market value of the collateral held by the Fund was $13,905,403, consisting of cash collateral of $13,745,192 and U.S. Government and Agency securities valued at $160,211.

(f)	Interest rate shown reflects yield as of November 30, 2012.

See notes to financial statements.
40 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

RMB	Guggenheim Yuan Bond ETF

Principal					Optional Call
Amount	Description	Rating	Coupon	Maturity	Provisions**	Value

	Corporate Bonds - 97.5%
	Auto Manufacturers - 3.1%
CNY 1,000,000	Volkswagen International Finance NV, Series EMTN (Netherlands)	A-	2.150%	05/23/2016	N/A	$155,808

	Banks - 41.4%
1,000,000	Agricultural Development Bank of China (China)	AA-	3.000%	01/17/2014	N/A	160,679
2,000,000	Bank of Communications Co. Ltd., Series FXCD (China)	NR	1.350%	04/01/2014	N/A	313,495
1,000,000	China Construction Bank Corp., Series FXCD (China)	NR	1.050%	06/03/2013	N/A	159,132
1,000,000	China Development Bank Corp. (China)	AA-	4.200%	01/19/2027	N/A	163,113
3,000,000	Export-Import Bank of China (China)	AA-	2.650%	12/02/2013	N/A	481,417
1,000,000	Export-Import Bank of Korea, Series EMTN (South Korea)	A+	3.250%	07/27/2015	N/A	161,326
1,000,000	HSBC Bank PLC, Series EMTN (United Kingdom)	AA-	2.875%	04/30/2015	N/A	161,658
2,000,000	Industrial & Commercial Bank of China Asia Ltd., Series EMTN (Hong Kong)	A-	6.000%	11/04/2021	11/05/16 @ 100	346,137
1,000,000	Korea Development Bank (South Korea)	A	3.300%	06/21/2015	N/A	161,780
						2,108,737

	Chemicals - 3.2%
1,000,000	Air Liquide Finance SA (France)	A	3.000%	09/19/2016	N/A	159,903

	Distribution & Wholesale - 3.2%
1,000,000	Mitsui & Co. Ltd., Series EMTN (Japan)	A+	4.250%	03/01/2017	N/A	162,914

	Diversified Financial Services - 6.4%
1,000,000	Caterpillar Financial Services Corp., Series EMTN	A	2.900%	03/16/2014	N/A	160,455
1,000,000	Hitachi Capital Corp., Series EMTN (Japan)	A-	3.750%	03/22/2015	N/A	161,544
						321,999

	Food - 3.1%
1,000,000	Unilever NV (Netherlands)	A+	1.150%	03/31/2014	N/A	157,650

	Gas - 3.0%
1,000,000	HKCG Finance Ltd., Series EMTN (Hong Kong)	A+	1.400%	04/11/2016	N/A	151,251

	Home Furnishings - 3.1%
1,000,000	BSH Bosch und Siemens Hausgeraete GmbH, Series REGS (Germany)	A	2.375%	09/29/2014	N/A	159,016

	Oil & Gas - 3.1%
1,000,000	BP Capital Markets PLC, Series EMTN (United Kingdom)	A	1.700%	09/15/2014	N/A	157,366

	Real Estate - 3.1%
1,000,000	Global Logistic Properties Ltd., Series REGS (Singapore)	Baa2	3.375%	05/11/2016	N/A	158,260

	Retail - 3.2%
1,000,000	Lotte Shopping Business Management Hong Kong Ltd. (Hong Kong)	Baa1	4.000%	02/09/2015	N/A	161,577

	Sovereign - 18.4%
1,000,000	China Government Bond, Series REGS (China)	AA-	0.600%	08/18/2014	N/A	156,307
2,000,000	China Government Bond (China)	AA-	1.800%	12/01/2015	N/A	315,256
2,000,000	China Government Bond, Series REGS (China)	AA-	1.400%	08/18/2016	N/A	308,036
1,000,000	China Government Bond, Series REGS (China)	AA-	1.940%	08/18/2018	N/A	153,281
						932,880

	Telecommunications - 3.2%
1,000,000	Axiata SPV2 BHD, Series EMTN (Malaysia)	BBB-	3.750%	09/18/2014	N/A	161,284

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 41

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

RMB	Guggenheim Yuan Bond ETF

Principal					Optional Call
Amount	Description	Rating	Coupon	Maturity	Provisions**	Value

	Total Corporate Bonds - 97.5%
	(Cost $4,867,779)					$4,948,645

	Total Investments - 97.5%
	(Cost $4,867,779)					4,948,645
	Other Assets in excess of Liabilities - 2.5%					126,122

	Net Assets - 100.0%					$5,074,767

N/A- Not Applicable

NV - Publicly Traded Company

PLC - Public Limited Company

SA - Corporation

GmbH - Limited Liability

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

See notes to financial statements.
42 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

This Page Intentionally Left Blank.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2012

	Guggenheim	Guggenheim		Guggenheim	Guggenheim
	Canadian Energy	China Real Estate		China Small Cap	Frontier
	Income ETF	ETF		ETF	Markets ETF
	(ENY )	(TAO	)	(HAO )	(FRN )
Assets
Investments in securities, at value (including securities on loan)	$99,313,684	$59,958,379		$276,207,243	$200,801,786
Foreign currency, at value	93,661	–		–	–
Cash	124,708	2,266		173,634	93,104
Receivables:
Fund shares sold	–	–		9,131	–
Investments sold	–	–		–	–
Dividends	151,422	197,270		42,144	231,743
Interest	–	–		–	–
Securities lending income	27,264	5,553		115,208	47,515
Tax reclaims	–	–		–	–
Due from Adviser	–	40,765		–	–
Other assets	1,511	730		2,006	1,770
Total assets	99,712,250	60,204,963		276,549,366	201,175,918

Liabilities
Payables:
Fund shares redeemed	–	678		–	–
Investments purchased	204,835	–		–	–
Administration fee	1,928	–		4,914	3,416
Collateral for securities on loan	15,453,762	869,695		35,303,926	51,874,029
Accrued advisory fees	35,058	–		88,619	52,342
Accrued expenses	87,051	85,931		187,108	115,790
Total liabilities	15,782,634	956,304		35,584,567	52,045,577
Net Assets	$83,929,616	$59,248,659		$240,964,799	$149,130,341

Composition of Net Assets
Paid-in capital	$163,026,954	$72,003,629		$324,727,607	$186,360,153
Accumulated undistributed net investment income (loss)	331,721	781,394		3,487,361	4,527,218
Accumulated net realized gain (loss) on investments and currency transactions	(73,266,334)	(16,591,251)		(57,295,340)	(21,852,721)
Net unrealized appreciation (depreciation) on investments and currency translation	(6,162,725)	3,054,887		(29,954,829)	(19,904,309)
Net Assets	$83,929,616	$59,248,659		$240,964,799	$149,130,341
Shares outstanding ($0.01 par value with unlimited amount authorized)	5,320,000	2,660,000		10,750,000	7,790,000
Net Asset Value Per Share	$15.78	$22.27		$22.42	$19.14
Investments in securities, at cost	$105,476,228	$56,903,504		$306,162,146	$220,706,095
Foreign currency, at cost	$93,661	$–		$–	$–
Securities on loan, at value	$14,691,512	$734,245		$31,482,070	$50,429,086

See notes to financial statements.
44 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

November 30, 2012

Guggenheim
International Multi-Asset	Guggenheim	Guggenheim		Guggenheim
Income ETF	Shipping ETF	Timber ETF		Yuan Bond ETF
(HGI )	(SEA )	(CUT	)	(RMB	)
$124,349,158	$30,759,689	$188,684,357		$4,948,645
24,026	—	—		70,154
144,796	70,385	172,514		716

–	—	150,921		—
–	103,832	—		351,545
309,896	35,238	324,242		—
–	—	—		30,997
18,053	14,954	26,399		—
30,479	171	57,426		—
–	—	—		—
1,476	—	1,635		—
124,877,884	30,984,269	189,417,494		5,402,057

–	—	—		—
–	155,943	—		324,590
2,561	—	3,649		—
8,717,406	4,469,400	13,745,192		—
53,091	14,123	64,749		2,700
95,180	—	113,514		—
8,868,238	4,639,466	13,927,104		327,290
$116,009,646	$26,344,803	$175,490,390		$5,074,767

$142,624,811	$35,972,961	$215,647,876		$4,988,600
(454,848)	(107,641)	2,635,595		3,346

(25,407,748)	(7,059,613)	(44,391,195)		203

(752,569)	(2,460,904)	1,598,114		82,618
$116,009,646	$26,344,803	$175,490,390		$5,074,767

7,100,000	1,700,000	9,050,000		200,000
$16.34	$15.50	$19.39		$25.37
$125,097,037	$33,220,512	$187,071,801		$4,867,779
$24,028	$—	$—		$68,782
$8,472,758	$4,348,687	$13,408,132		$—

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT |45

STATEMENT OF OPERATIONS For the six months ended November 30, 2012 (Unaudited)	November 30, 2012

	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	Canadian Energy	China Real Estate	China Small Cap	Frontier Markets
	Income ETF	ETF	ETF	ETF
	(ENY )	(TAO )	(HAO )	(FRN )
Investment Income
Dividend income	$1,681,461	$470,807	$2,511,246	$2,268,222
Less Return of capital distributions received	—	—	—	—
Foreign taxes withheld	(252,473)	(295)	(104,633)	(58,611)
Net dividend income	1,428,988	470,512	2,406,613	2,209,611
Interest	—	—	—	—
Foreign taxes withheld	—	—	—	—
Net securities lending income	202,969	40,099	616,034	290,239
Total income	1,631,957	510,611	3,022,647	2,499,850
Expenses
Advisory fee <Note 3>	227,285	68,461	471,386	363,550
Administration fee	12,501	3,765	23,407	19,995
Custodian fee	34,013	30,979	77,143	44,375
Licensing	45,456	13,740	116,026	72,710
Listing fee and expenses	2,500	2,500	2,500	2,500
Printing expenses	19,826	4,650	19,935	17,760
Professional fees	13,746	10,751	15,180	15,147
Registration & filings	—	18	104	195
Trustees’ fees and expenses	2,987	1,837	4,159	3,757
Miscellaneous	10,310	10,302	12,690	9,766
Total expenses	368,624	147,003	742,530	549,755
Advisory fees waived	(50,425)	(51,158)	(99,730)	(40,785)
Net expenses	318,199	95,845	642,800	508,970
Net Investment Income (Loss)	1,313,758	414,766	2,379,847	1,990,880
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	(14,460,848)	(148,272)	(2,649,016)	(9,903,928)
In-kind transactions	2,611,507	(13,970)	315,144	—
Foreign currency transactions	(52,671)	(101)	1,145	—
Net realized gain (loss)	(11,902,012)	(162,343)	(2,332,727)	(9,903,928)
Net change in unrealized appreciation (depreciation) on
Investments	17,670,455	8,478,369	20,915,405	7,935,377
Foreign currency translation	9,172	22	191	—
Net unrealized appreciation (depreciation)	17,679,627	8,478,391	20,915,596	7,935,377
Net realized and unrealized gain (loss)	5,777,615	8,316,048	18,582,869	(1,968,551)
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,091,373	$8,730,814	$20,962,716	$22,329

See notes to financial statements.
46 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

November 30, 2012

Guggenheim
International Multi-Asset	Guggenheim	Guggenheim	Guggenheim
Income ETF	Shipping ETF	Timber ETF	Yuan Bond ETF
(HGI )	(SEA )	(CUT )	(RMB	)

$2,666,572	$555,849	$1,222,204	$—
(33,744)	(208,846)	—	—
(169,773)	(1,956)	(26,437)	—
2,463,055	345,047	1,195,767	—
—	—	—	60,943
—	—	—	78
167,465	109,233	98,246	—
2,630,520	454,280	1,294,013	61,021

277,985	93,081	329,638	16,254
15,289	—	18,130	—
46,643	—	33,182	—
70,862	—	86,357	—
2,500	—	2,500	—
9,977	—	16,768	—
15,801	—	14,101	—
12	—	28	—
3,217	—	3,406	—
10,261	—	12,206	—
452,547	93,081	516,316	16,254
(63,367)	—	(54,823)	—
389,180	93,081	461,493	16,254
2,241,340	361,199	832,520	44,767

(8,350,568)	(3,104,773)	(869,264)	7,776
2,499,685	134,690	—	—
(67,323)	(16,023)	7,805	759
(5,918,206)	(2,986,106)	(861,459)	8,535

15,370,554	2,236,339	27,496,879	109,205
3,226	(2,319)	(20,698)	2,281
15,373,780	2,234,020	27,476,181	111,486
9,455,574	(752,086)	26,614,722	120,021
$11,696,914	$(390,887)	$27,447,242	$164,788

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 47

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2012

	Guggenheim Canadian
	Energy Income ETF
	(ENY)
	For the Six
	Months Ended	For the Year
	November 30, 2012	Ended
	(unaudited)	May 31, 2012
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$1,313,758	$3,594,127
Net realized gain (loss)	(11,902,012)	(38,792,896)
Net unrealized appreciation (depreciation)	17,679,627	(26,151,529)
Net increase (decrease) in net assets resulting from operations	7,091,373	(61,350,298)
Distribution to Shareholders
From and in excess of net investment income	(1,288,950)	(4,070,916)
Return of capital	—	(172,854)
Total distributions	(1,288,950)	(4,243,770)
Capital Share Transactions
Proceeds from sale of shares	13,510,150	16,593,797
Cost of shares redeemed	(25,397,955)	(90,554,537)
Net increase (decrease) from capital share transactions	(11,887,805)	(73,960,740)
Total increase (decrease) in net assets	(6,085,382)	(139,554,808)
Net Assets
Beginning of period	90,014,998	229,569,806
End of period	$83,929,616	$90,014,998
Accumulated undistributed net investment income (loss) at end of period	$33,154	$8,346
Changes in Shares Outstanding
Shares sold	800,000	900,000
Shares redeemed	(1,550,000)	(5,250,000)
Shares outstanding, beginning of period	6,070,000	10,420,000
Shares outstanding, end of period	5,320,000	6,070,000

*
Subsequent to May 31, 2012, a reclassification was required that resulted in a recharacterization of the distributions for the May 31, 2012 financial reporting period. Please refer to Note 4 – Federal Income Taxes.

See notes to financial statements.
48 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

November 30, 2012

Guggenheim China Real Estate ETF (TAO)		Guggenheim China Small Cap ETF (HAO)		Guggenheim Frontier Markets ETF (FRN)		Guggenheim International Multi-Asset Income ETF (HGI)
For the Six Months Ended November 30, 2012 (unaudited)	For the Year Ended May 31, 2012	For the Six Months Ended November 30, 2012 (unaudited)	For the Year Ended May 31, 2012	For the Six Months Ended November 30, 2012 (unaudited)	For the Year Ended May 31, 2012	For the Six Months Ended November 30, 2012 (unaudited)	For the Year Ended May 31, 2012
$414,766	$624,269	$2,379,847	$4,145,673	$1,990,880	$4,259,682	$2,241,340	$4,766,436
(162,343)	(1,761,892)	(2,332,727)	(50,765,896)	(9,903,928)	(5,471,134)	(5,918,206)	(5,929,236)
8,478,391	(5,122,573)	20,915,596	(37,770,210)	7,935,377	(28,138,249)	15,373,780	(23,239,412)
8,730,814	(6,260,196)	20,962,716	(84,390,433)	22,329	(29,349,701)	11,696,914	(24,402,212)

–	(233,530)	—	(4,836,000)	—	(5,553,760)	(2,795,800)	(4,505,697)*
–	—	—	—	—	—	—	(69,703)*
–	(233,530)	—	(4,836,000)	—	(5,553,760)	(2,795,800)	(4,575,400)

32,851,074	10,283,066	65,694,357	34,114,502	15,711,483	36,836,204	21,050,380	64,159,072
(891,645)	(12,627,475)	(10,464,831)	(107,488,523)	—	(51,859,839)	(16,248,294)	(34,770,261)
31,959,429	(2,344,409)	55,229,526	(73,374,021)	15,711,483	(15,023,635)	4,802,086	29,388,811
40,690,243	(8,838,135)	76,192,242	(162,600,454)	15,733,812	(49,927,096)	13,703,200	411,199

18,558,416	27,396,551	164,772,557	327,373,011	133,396,529	183,323,625	102,306,446	101,895,247
$59,248,659	$18,558,416	$240,964,799	$164,772,557	$149,130,341	$133,396,529	$116,009,646	$102,306,446
$781,394	$366,628	$3,487,361	$1,107,514	$4,527,218	$2,536,338	$(454,848)	$99,612

1,600,000	550,000	3,050,000	1,550,000	800,000	1,650,000	1,300,000	3,700,000
(50,000)	(800,000)	(550,000)	(4,500,000)	—	(2,550,000)	(1,000,000)	(2,000,000)
1,110,000	1,360,000	8,250,000	11,200,000	6,990,000	7,890,000	6,800,000	5,100,000
2,660,000	1,110,000	10,750,000	8,250,000	7,790,000	6,990,000	7,100,000	6,800,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 49

STATEMENTS OF CHANGES IN NET ASSETS continued	November 30, 2012

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)
Net realized gain (loss)
Net unrealized appreciation (depreciation)
Net increase (decrease) in net assets resulting from operations
Distribution to Shareholders
From and in excess of net investment income
Return of capital
Total distributions
Capital Share Transactions
Proceeds from sale of shares
Cost of shares redeemed
Net increase (decrease) from capital share transactions
Total increase (decrease) in net assets
Net Assets
Beginning of period
End of period
Accumulated undistributed net investment income (loss) at end of period
Changes in Shares Outstanding
Shares sold
Shares redeemed
Shares outstanding, beginning of period
Shares outstanding, end of period

1	Commencement of investment operations - September 22, 2011

See notes to financial statements.
50 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

November 30, 2012

Guggenheim Shipping ETF (SEA)		Guggenheim Timber ETF (CUT)		Guggenheim Yuan Bond ETF (RMB)
For the Six Months Ended November 30, 2012 (unaudited)	For the Year Ended May 31, 2012	For the Six Months Ended November 30, 2012 (unaudited)	For the Year Ended May 31, 2012	For the Six Months Ended November 30, 2012 (unaudited)	For the Period Ended1 May 31, 2012

$361,199	$927,351	$832,520	$3,030,836	$44,767	$39,816
(2,986,106)	(585,326)	(861,459)	(12,142,462)	8,535	(25,169)
2,234,020	(3,024,028)	27,476,181	(48,346,562)	111,486	(28,868)
(390,887)	(2,682,003)	27,447,242	(57,458,188)	164,788	(14,221)

(627,700)	(869,900)	—	(2,496,150)	(43,000)	(21,400)
–	—	—	—	—	(11,400)
(627,700)	(869,900)	—	(2,496,150)	(43,000)	(32,800)

–	41,081,606	41,989,221	13,031,462	—	5,000,000
(3,089,060)	(19,420,751)	—	(75,409,500)	—	—
(3,089,060)	21,660,855	41,989,221	(62,378,038)	—	5,000,000
(4,107,647)	18,108,952	69,436,463	(122,332,376)	121,788	4,964,379

30,452,450	12,343,498	106,053,927	228,386,303	4,952,979	—
$26,344,803	$30,452,450	$175,490,390	$106,053,927	$5,074,767	$4,952,979
$(107,641)	$158,860	$2,635,595	$1,803,075	$3,346	$1,579

–	2,500,000	2,300,000	700,000	—	200,000
(200,000)	(1,100,000)	—	(4,150,000)	—	—
1,900,000	500,000	6,750,000	10,200,000	200,000	—
1,700,000	1,900,000	9,050,000	6,750,000	200,000	200,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 51

FINANCIAL HIGHLIGHTS	November 30, 2012

ENY Guggenheim Canadian Energy Income ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2012 (unaudited)		For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period July 3, 2007** through May 31, 2008
Net asset value, beginning of period	$14.83		$22.03	$16.52	$14.10	$31.58	$25.05
Income from investment operations
Net investment income (a)	0.23		0.46	0.52	0.47	1.08	0.85
Net realized and unrealized gain (loss)	0.95		(7.10)	5.51	2.55	(17.49)	6.41
Total from investment operations	1.18		(6.64)	6.03	3.02	(16.41)	7.26
Distributions to shareholders
From and in excess of net investment income	(0.23)		(0.54)	(0.52)	(0.60)	(1.07)	(0.73)
Return of capital	—		(0.02)	—	—	—	—
Total distributions to shareholders	(0.23)		(0.56)	(0.52)	(0.60)	(1.07)	(0.73)
Net asset value, end of period	$15.78		$14.83	$22.03	$16.52	$14.10	$31.58
Market value, end of period	$15.66		$14.73	$22.06	$16.50	$14.38	$31.71
Total return*(b)
Net asset value	7.92%		-30.45%	37.22%	21.75%	-51.89%	29.62%

Ratios and supplemental data
Net assets, end of period (thousands)	$83,930		$90,015	$229,570	$74,649	$37,791	$34,102
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.70%	0.71%	0.83	%(c)
Ratio of net investment income to average net assets*	2.89	%(c)	2.62%	2.59%	2.89%	7.03%	3.57	%(c)
Portfolio turnover rate (d)	65%		81%	34%	58%	68%	31%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.81	%(c)	0.79%	0.84%	0.89%	1.23%	1.24	%(c)
Ratio of net investment income to average net assets	2.78	%(c)	2.53%	2.45%	2.70%	6.51%	3.16	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
52 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2012

TAO Guggenheim China Real Estate ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2012 (unaudited)		For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period December 18, 2007** through May 31, 2008
Net asset value, beginning of period	$16.72		$20.14	$16.02	$16.87	$20.68	$23.50
Income from investment operations
Net investment income (a)	0.29		0.47	0.35	0.29	0.39	0.17
Net realized and unrealized gain (loss)	5.26		(3.70)	3.92	(0.57)	(3.82)	(2.99)
Total from investment operations	5.55		(3.23)	4.27	(0.28)	(3.43)	(2.82)
Distributions to shareholders
From and in excess of net investment income	—		(0.19)	(0.15)	(0.57)	(0.38)	—
Net asset value, end of period	$22.27		$16.72	$20.14	$16.02	$16.87	$20.68
Market value, end of period	$22.41		$16.74	$20.07	$15.89	$17.27	$20.91
Total return*(b)
Net asset value	33.19%		-15.90%	26.68%	-2.10%	-15.44%	-12.00%

Ratios and supplemental data
Net assets, end of period (thousands)	$59,249		$18,558	$27,397	$45,484	$39,802	$28,949
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.70%	0.78%	0.95	%(c)
Ratio of net investment income to average net assets*	3.03	%(c)	2.76%	1.83%	1.64%	3.00%	1.64	%(c)
Portfolio turnover rate (d)	3%		14%	17%	15%	47%	1%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	1.07	%(c)	1.35%	1.02%	0.92%	1.74%	1.50	%(c)
Ratio of net investment income to average net assets	2.66	%(c)	2.11%	1.51%	1.42%	2.04%	1.09	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 53

FINANCIAL HIGHLIGHTS continued	November 30, 2012

HAO Guggenheim China Small Cap ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2012 (unaudited)		For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period January 30, 2008** through May 31, 2008
Net asset value, beginning of period	$19.97		$29.23	$24.44	$20.70	$24.04	$24.34
Income from investment operations
Net investment income (a)	0.28		0.50	0.39	0.25	0.27	0.27
Net realized and unrealized gain (loss)	2.17		(9.14)	4.84	3.52	(3.51)	(0.57)
Total from investment operations	2.45		(8.64)	5.23	3.77	(3.24)	(0.30)
Distributions to shareholders
From and in excess of net investment income	—		(0.62)	(0.44)	(0.03)	(0.10)	—
Net asset value, end of period	$22.42		$19.97	$29.23	$24.44	$20.70	$24.04
Market value, end of period	$22.51		$20.01	$29.15	$24.30	$21.22	$24.39
Total return *(b)
Net asset value	12.27%		-29.50%	21.36%	18.20%	-13.27%	-1.23%

Ratios and supplemental data
Net assets, end of period (thousands)	$240,965		$164,773	$327,373	$291,284	$62,938	$11,540
Ratio of net expenses to average net assets*	0.75	%(c)	0.75%	0.75%	0.75%	0.88%	1.00	%(c)
Ratio of net investment income (loss) to average net assets*	2.78	%(c)	2.17%	1.33%	1.00%	1.86%	3.44	%(c)
Portfolio turnover rate (d)	7%		35%	11%	46%	65%	1%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.87	%(c)	0.92%	0.89%	0.91%	1.64%	3.16	%(c)
Ratio of net investment income (loss) to average net assets	2.66	%(c)	2.00%	1.19%	0.84%	1.10%	1.28	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
54 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2012

FRN Guggenheim Frontier Markets ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2012 (unaudited)		For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the period June 12, 2008** through May 31, 2009
Net asset value, beginning of period	$19.08		$23.23	$18.12	$14.49	$24.34
Income from investment operations
Net investment income (a)	0.28		0.59	0.64	0.55	0.36
Net realized and unrealized gain (loss)	(0.22)		(3.92)	4.60	3.46	(10.12)
Total from investment operations	0.06		(3.33)	5.24	4.01	(9.76)
Distributions to Shareholders
From and in excess of net investment income	—		(0.82)	(0.13)	(0.38)	(0.09)
Net asset value, end of period	$19.14		$19.08	$23.23	$18.12	$14.49
Market value, end of period	$19.24		$19.26	$22.95	$18.67	$14.48
Total return*(b)
Net asset value	0.31%		-14.16%	28.87%	27.69%	-40.03%

Ratios and supplemental data
Net assets, end of period (thousands)	$149,130		$133,397	$183,324	$31,888	$15,066
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.70%	0.95	%(c)
Ratio of net investment income to average net assets*	2.74	%(c)	2.91%	2.84%	3.09%	2.65	%(c)
Portfolio turnover rate (d)	20%		30%	9%	25%	29%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.76	%(c)	0.81%	0.80%	1.11%	2.22	%(c)
Ratio of net investment income to average net assets	2.68	%(c)	2.80%	2.74%	2.68%	1.38	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT |55

FINANCIAL HIGHLIGHTS continued	November 30, 2012

HGI Guggenheim International Multi-Asset Income ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2012 (unaudited)		For the Year Ended May 31, 2012		For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period July 11, 2007** through May 31, 2008
Net asset value, beginning of period	$15.05		$19.98		$16.10	$14.31	$23.09	$24.98
Income from investment operations
Net investment income (a)	0.32		0.86		0.88	0.68	0.78	0.88
Net realized and unrealized gain (loss)	1.38		(4.94)		3.80	1.74	(8.61)	(2.15)
Total from investment operations	1.70		(4.08)		4.68	2.42	(7.83)	(1.27)
Distributions to shareholders
From and in excess of net investment income	(0.41)		(0.84	)(f)	(0.80)	(0.63)	(0.86)	(0.62)
Return of capital	—		(0.01	)(f)	—	—	(0.09)	—
Total distribution to shareholders	(0.41)		(0.85)		(0.80)	(0.63)	(0.95)	(0.62)
Net asset value, end of period	$16.34		$15.05		$19.98	$16.10	$14.31	$23.09
Market value, end of period	$16.35		$15.09		$20.02	$16.09	$14.44	$24.00
Total return*(b)
Net asset value	11.36%		-20.86%		29.68%	16.81%	-33.80%	-5.02%

Ratios and supplemental data
Net assets, end of period (thousands)	$116,010		$102,306		$101,895	$54,736	$14,311	$9,234
Ratio of net expenses to average net assets*(e)	0.70	%(c)	0.70%		0.70%	0.70%	0.70%	1.10	%(c)
Ratio of net investment income to average net assets*	4.03	%(c)	5.04%		4.71%	4.01%	5.56%	4.26	%(c)
Portfolio turnover rate(d)	39%		73%		44%	42%	114%	114%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets (e)	0.81	%(c)	0.92%		0.94%	1.04%	1.98%	2.61	%(c)
Ratio of net investment income to average net assets	3.92	%(c)	4.82%		4.47%	3.67%	4.28%	2.75	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.14% for the six months ended November 30, 2012, 0.14% for the year ended May 31, 2012, 0.15% for the year ended May 31, 2011, 0.19% for the year ended May 31, 2010, 0.16% for the year ended May 31, 2009, and 0.24% for the period July 11, 2007 through May 31, 2008.

(f)
Subsequent to May 31, 2012, a reclassification was required that resulted in the recharacterization of the distribution for the May 31, 2012 financial reporting period. This resulted in a less than a $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from capital.

See notes to financial statements.
56 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2012

SEA Guggenheim Shipping ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2012 (unaudited)		For the Year Ended May 31, 2012	For the Period June 11, 2010* through May 31, 2011
Net asset value, beginning of period	$16.03		$24.69	$25.96
Income from investment operations
Net investment income (a)	0.20		0.56	1.10
Net realized and unrealized loss	(0.39)		(8.26)	(1.89)
Total from investment operations	(0.19)		(7.70)	(0.79)
Distributions to shareholders
From and in excess of net investment income	(0.34)		(0.96)	(0.48)
Net asset value, end of period	$15.50		$16.03	$24.69
Market value, end of period	$15.45		$15.99	$24.67
Total return (b)
Net asset value	-1.23%		-31.98%	-3.21%

Ratios and supplemental data
Net assets, end of period (thousands)	$26,345		$30,452	$12,343
Ratio of net expenses to average net assets	0.65	%(c)	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	2.52	%(c)	3.35%	4.14	%(c)
Portfolio turnover rate (d)	38%		43%	28%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 57

FINANCIAL HIGHLIGHTS continued	November 30, 2012

CUT Guggenheim Timber Index ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2012 (unaudited)		For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period November 9, 2007** through May 31, 2008
Net asset value, beginning of period	$15.71		$22.39	$17.70	$14.53	$22.03	$24.91
Income from investment operations
Net investment income (a)	0.11		0.42	0.94	0.25	0.47	0.33
Net realized and unrealized gain (loss)	3.57		(6.71)	4.34	2.97	(7.56)	(3.13)
Total from investment operations	3.68		(6.29)	5.28	3.22	(7.09)	(2.80)
Distributions to shareholders
From net investment income	—		(0.39)	(0.59)	(0.05)	(0.41)	(0.08)
Net asset value, end of period	$19.39		$15.71	$22.39	$17.70	$14.53	$22.03
Market value, end of period	$19.50		$15.75	$22.38	$17.65	$14.69	$22.25
Total return*(b)
Net asset value	23.43%		-28.20%	30.15%	22.15%	-31.77%	-11.25%

Ratios and supplemental data
Net assets, end of period (thousands)	$175,490		$106,054	$228,386	$112,541	$45,915	$57,277
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.70%	0.71%	0.95	%(c)
Ratio of net investment income to average net assets*	1.26	%(c)	2.29%	4.52%	1.46%	3.36%	2.72	%(c)
Portfolio turnover rate(d)	0%		56%	29%	39%	58%	23%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.78	%(c)	0.82%	0.82%	0.86%	1.08%	1.43	%(c)
Ratio of net investment income to average net assets	1.18	%(c)	2.17%	4.40%	1.30%	2.99%	2.24	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
58 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2012

RMB Guggenheim Yuan Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2012 (unaudited)		For the Period September 22, 2011* through May 31, 2012
Net asset value, beginning of period	$24.76		$25.00
Income from investment operations
Net investment income (a)	0.22		0.20
Net realized and unrealized loss	0.61		(0.28)
Total from investment operations	0.83		(0.08)
Distributions to shareholders
From net investment income	(0.22)		(0.10)
Return of capital	—		(0.06)
Total distributions to shareholders	(0.22)		(0.16)
Net asset value, end of period	$25.37		$24.76
Market value, end of period	$25.50		$25.16
Total return (b)
Net asset value	3.35%		-0.31%

Ratios and supplemental data
Net assets, end of period (thousands)	$5,075		$4,953
Ratio of net expenses to average net assets	0.65	%(c)	0.65	%(c)
Ratio of net investment income to average net assets	1.79	%(c)	1.15	%(c)
Portfolio turnover rate (d)	29%		54%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2012

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.

The following eight portfolios have a semiannual reporting period ended on November 30, 2012:

          Guggenheim Canadian Energy Income ETF
          Guggenheim China Real Estate ETF
          Guggenheim China Small Cap ETF
          Guggenheim Frontier Markets ETF
          Guggenheim International Multi-Asset Income ETF
          Guggenheim Shipping ETF
          Guggenheim Timber ETF
          Guggenheim Yuan Bond ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim Canadian Energy Income ETF	Sustainable Canadian Energy Income Index
Guggenheim China Real Estate ETF	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	AlphaShares China Small Cap Index
Guggenheim Frontier Markets ETF	BNY Mellon New Frontier DR Index
Guggenheim International Multi-Asset	Zacks International Multi-Asset
Income ETF	Income Index
Guggenheim Shipping ETF	Dow Jones Global Shipping Index
Guggenheim Timber ETF	Beacon Global Timber Index
Guggenheim Yuan Bond ETF	AlphaShares China Yuan Bond Index

Note 2 –Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Trust (“Board of Trustees”). A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, stale priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that

60 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs as described above. The fair value estimates for the Level 3 securities were determined in accordance with the Trust’s valuation procedures.

The valuation process involved for Level 3 measurements for the Funds is completed on a daily basis and is designed to subject the Level 3 valuations to an appropriate level of oversight and review. For Level 3 securities, the Funds utilize a Pricing Committee which is comprised of employees of the Investment Adviser or its affiliates responsible for implementing the valuation procedures established by the Funds. Investment professionals prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Pricing Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2012:

Guggenheim China Small Cap ETF

Description	Level 1	Level 2	Level 3		Total
(value in $000s)
Assets:
Common Stocks:
Basic Materials	$23,635	$—	$—	*	$23,635
Communications	7,181	—	—		7,181
Consumer, Cyclical	40,704	289	—	*	40,993
Consumer, Non-cyclical	39,507	636	—		40,143
Diversified	821	—	—		821
Energy	3,725	—	—		3,725
Financial	51,819	—	—		51,819
Industrial	56,043	138	—	*	56,181
Technology	5,075	—	—		5,075
Utilities	11,187	—	—		11,187
Rights	—	143	—		143
Investments of Collateral
for Securities Loaned	35,304	—	—		35,304
Total	$275,001	$1,206	$—		$276,207

* Market value is less than the minimum amount disclosed.

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below:

$(000s)
Transfers from Level 1 to Level 2:	$636

Guggenheim China Small Cap ETF had transfers from Level 1 to Level 2 as a result of Guangzhou Pharmaceutical Co. Ltd. being halted on the principal exchange on which it trades.

Trading in the shares of China Forestry Holdings Co., Ltd. (the “Company”) was halted on the Hong Kong stock exchange on January 26, 2011, pending the publication of an announcement in relation to price sensitive information of the Company. The Company continues to be halted. Following the release of negative news stories, the Pricing Committee met and, after reviewing the most recently available annual financial results of the Company, decided to price the Company at $0.00 per share. If trading of the Company resumes on a primary exchange, the value of the Company could significantly increase.

Trading in the shares of Real Gold Mining, Ltd. (“Real Gold”) was halted on the Hong Kong stock exchange on May 27, 2011, pending the release of an announcement in relation to the clarification of news which was price sensitive in nature. The security continues to be halted and following the release of several negative announcements concerning Real Gold, the Pricing Committee decided to price Real Gold at $0.00 per share. If trading of Real Gold resumes on a primary exchange, the value of Real Gold could significantly increase.

Trading in the shares of China Hongxing Sports Ltd. (“China Hongxing”) was halted on the Singapore stock exchange on February 22, 2011, pending the release of an announcement in relation to the clarification of news which was price sensitive in nature. The security continues to be halted. Following the release of several negative announcements concerning China Hongxing, and considering the extended period of time China Hongxing has been halted, the Pricing Committee decided to price China Hongxing at $0.00 per share. If trading of China Hongxing resumes on a primary exchange, the value of China Hongxing could significantly increase.

Trading in the shares of Fook Woo Group Holdings, Ltd. (“Fook Woo”) was halted on the Hong Kong stock exchange on November 28, 2011, pending the publication of Interim Results. Fook Woo continues to be halted. Following the release of several negative announcements concerning Fook Woo, the Pricing Committee decided to price Fook Woo at $0.00 per share. If trading of Fook Woo resumes on a primary exchange, the value of Fook Woo could significantly increase.

The following table presents the activity of the Guggenheim China Small Cap ETF’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the period ended November 30, 2012.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

Level 3 Holdings	Securities
Beginning Balance at 5/31/12	$—	*
Net Realized Gain/Loss	—
Change in Unrealized Gain/Loss	—
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at 11/30/12	$—	*

Guggenheim Frontier Markets ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks:
Basic Materials	$10,507	$—	$—	$10,507
Communications	6,280	—	—	6,280
Consumer, Cyclical	11,889	—	—	11,889
Consumer, Non-cyclical	14,518	—	—	14,518
Energy	25,323	—	—	25,323
Financial	37,145	2,438	—	39,583
Industrial	7,245	—	—	7,245
Utilities	14,064	—	—	14,064
Preferred Stock	19,519	—	—	19,519
Investments of Collateral
for Securities Loaned	51,874	—	—	51,874
Total	$198,364	$2,438	$—	$200,802

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal yare are detailed below:

$(000s)
Transfers from Level 1 to Level 2:	$2,438

Guggenheim Frontier Markets ETF had transfers from Level 1 to Level 2 of BankMuscat SAOG, GDR due to lack of trading volume in the primary exchange on November 30, 2012.

Guggenheim Timber ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$163,331	$—	$—	$163,331
Preferred Stock	911	911
Participation Notes	—	10,697	—	10,697
Investments of Collateral
for Securities Loaned	13,745	—	—	13,745
Total	$177,987	$10,697	$—	$188,684

Guggenheim Yuan Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$4,949	$—	$4,949
Total	$—	$4,949	$—	$4,949

All securities held by Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim International Multi-Asset Income ETF and Guggenheim Shipping ETF were valued using quoted prices in active markets (Level 1). There were no transfers between levels for these Funds for the six months ended November 30, 2012.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

Real Estate Investment Trust (“REIT”) distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to

62 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim Canadian Energy Income ETF	Quarterly
Guggenheim China Real Estate ETF	Annual
Guggenheim China Small Cap ETF	Annual
Guggenheim Frontier Markets ETF	Annual
Guggenheim International Multi-Asset Income ETF	Quarterly
Guggenheim Shipping ETF	Quarterly
Guggenheim Timber ETF	Annual
Guggenheim Yuan Bond ETF	Monthly

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is invested with the securities lending agent in an overnight securities lending fund. The overnight securities lending fund is comprised of short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

(f) Recent Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. The update enhances disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believes the adoption of this ASU will not have a material impact on the financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), the Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the below table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.50%
Guggenheim China Real Estate ETF	0.50%
Guggenheim China Small Cap ETF	0.55%
Guggenheim Frontier Markets ETF	0.50%
Guggenheim International Multi-Asset Income ETF	0.50%
Guggenheim Timber ETF	0.50%

Pursuant to the Agreement, the Funds listed in the following table pay the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Shipping ETF	0.65%
Guggenheim Yuan Bond ETF	0.65%

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

Under a separate Fund Administration Agreement, the Investment Adviser provides Fund Administration services to the Funds. The Investment Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Due to its unitary fee structure, the Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF do not pay a separate Fund Administration fee.

For the six months ended November 30, 2012, the following Funds recognized Fund Administration expenses as follows:

Fund Administration
Expense
Guggenheim Canadian Energy Income ETF	$12,501
Guggenheim China Real Estate ETF	3,765
Guggenheim China Small Cap ETF	23,407
Guggenheim Frontier Markets ETF	19,995
Guggenheim International Multi-Asset Income ETF	15,289
Guggenheim Timber ETF	18,130

The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and security lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As security lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

J.P. Morgan Investment Management, Inc. (“JPMIM”) and JF International Management Inc. (“JFIMI”, and with JPMIM, the “Investment Sub-Advisers”) act as the sub-advisers for Guggenheim Yuan Bond ETF, pursuant to the sub-advisory agreement with the Investment Adviser. In this capacity, the Investment Sub-Advisers supervise and manage the investment portfolio for the aforementioned Fund, and direct the purchases and sales of the Fund’s investment securities.

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including the Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF, (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following percentages of average net assets per year, at least until December 31, 2015:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.65%
Guggenheim China Real Estate ETF	0.65%
Guggenheim China Small Cap ETF	0.70%
Guggenheim Frontier Markets ETF	0.65%
Guggenheim International Multi-Asset Income ETF	0.65%
Guggenheim Timber ETF	0.65%

Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities.

The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each Fund’s commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense cap.

For the six months ended November 30, 2012, the Investment Adviser waived fees and assumed the following fees and expenses:

	Advisory Fees Waived	Expenses Reimbursed	Potentially Recoverable Expenses Expiring 2013
Guggenheim Canadian Energy
Income ETF	$50,425	$—	$—
Guggenheim China Real Estate ETF	51,158	—	—
Guggenheim China Small Cap ETF	99,730	—	—
Guggenheim Frontier Markets ETF	40,785	—	356,802	*
Guggenheim International Multi-Asset
Income ETF	63,367	—	—
Guggenheim Timber ETF	54,823	—	—

*	Per the Expense Reimbursement Agreement discussed above, this year represents the last year the Fund will be eligible to recover fees and expenses.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.

Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim Canadian Energy Income ETF	Sustainable Wealth Management, Ltd.
Guggenheim China Real Estate ETF	AlphaShares LLC
Guggenheim China Small Cap ETF	AlphaShares LLC
Guggenheim Frontier Markets ETF	The Bank of New York Mellon Corp.
Guggenheim International Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Shipping ETF	CME Group Index Services LLC
Guggenheim Timber ETF	Beacon Indexes LLC
Guggenheim Yuan Bond ETF	AlphaShares LLC

64 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At November 30, 2012, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

					Net Tax
					Unrealized
				Net Tax	Appreciation
	Cost of	Gross Tax	Gross Tax	Unrealized	(Depreciation )
	Investments for	Unrealized	Unrealized	Appreciation	on Foreign
	Tax Purposes	Appreciation	Depreciation	(Depreciation )	Currency
Guggenheim Canadian Energy Income ETF	$105,743,749	$2,316,401	$(8,746,466)	$(6,430,065)	$(181)
Guggenheim China Real Estate ETF	57,165,504	4,277,206	(1,484,331)	2,792,875	12
Guggenheim China Small Cap ETF	308,881,488	23,845,367	(56,519,612)	(32,674,245)	74
Guggenheim Frontier Markets ETF	221,009,499	6,682,314	(26,890,027)	(20,207,713)	—
Guggenheim International Multi-Asset Income ETF	125,718,324	6,411,670	(7,780,836)	(1,369,166)	(4,690)
Guggenheim Shipping ETF	34,286,580	1,618,359	(5,145,250)	(3,526,891)	(81)
Guggenheim Timber ETF	189,200,260	18,914,701	(19,430,604)	(515,903)	(14,441)
Guggenheim Yuan Bond ETF	4,867,779	82,588	(1,722)	80,866	1,752

With respect to Guggenheim International Multi-Asset Income ETF and Guggenheim Shipping ETF, subsequent to May 31, 2012, it was determined that these funds were required to make certain modifications to the May 31, 2012 capital loss carryforwards, the amount of the post-October capital losses and to the tax components of the undistributed long-term capital gains. As a result, the below numbers reflect the revised May 31, 2012 balances following these adjustments.

Tax components of the following balances as of May 31, 2012 (the most recent fiscal year end for federal income tax purposes), were as follows:

			Undistributed
	Undistributed		Long-Term Gains/
	Ordinary Income/		(Accumulated
	(Accumulated		Capital &
	Ordinary Loss	)	Other Loss )
Guggenheim Canadian Energy Income ETF	$—		$(58,685,928)
Guggenheim China Real Estate ETF	590,432		(16,390,712)
Guggenheim China Small Cap ETF	1,349,395		(52,485,152)
Guggenheim Frontier Markets ETF	2,537,032		(11,646,083)
Guggenheim International Multi-Asset Income ETF	—		(18,768,748)
Guggenheim Shipping ETF	205,011		(2,260,628)
Guggenheim Timber ETF	1,803,075		(41,401,277)
Guggenheim Yuan Bond ETF	1,579		(8,332)

Distributions to Shareholders:
In Guggenheim International Multi-Asset Income ETF, subsequent to the May 31, 2012 reporting period, it was determined that a reclassification of $1,809 was required between return of capital and ordinary income. This resulted in a recharacterization of $1,809 between distributions paid from capital and distributions paid from ordinary income. The below numbers reflect the revised tax character of distributions paid during the year ended May 31, 2012 following this reclassification.

The tax character of distributions paid during the year ended May 31, 2012 (the most recent fiscal year end for federal income tax purposes), was as follows:

Distributions paid from Ordinary Income
Guggenheim Canadian Energy Income ETF	$4,070,916
Guggenheim China Real Estate ETF	233,530
Guggenheim China Small Cap ETF	4,836,000
Guggenheim Frontier Markets ETF	5,553,760
Guggenheim International Multi-Asset Income ETF	4,505,697
Guggenheim Shipping ETF	869,900
Guggenheim Timber ETF	2,496,150
Guggenheim Yuan Bond ETF	21,400

Distributions paid from Return of Capital
Guggenheim Canadian Energy Income ETF	$172,854
Guggenheim International Multi-Asset Income ETF	69,703
Guggenheim Yuan Bond ETF	11,400

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

At May 31, 2012 (the most recent fiscal year end for federal income tax purposes), for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

					Unlimited	Unlimited
	Capital Loss	Capital Loss	Capital Loss	Capital Loss	Short-Term	Long-Term
	Expiring in 2016	Expiring in 2017	Expiring in 2018	Expiring in 2019	Capital Loss	Capital Loss	Total
Guggenheim Canadian Energy Income ETF	$—	$3,706,876	$12,869,693	$1,166,108	$38,050,762	$3 83,456	$55,876,895
Guggenheim China Real Estate ETF	—	—	6,825,537	—	8,267,173	858,537	15,951,247
Guggenheim China Small Cap ETF	—	—	6,954,707	—	5,228,414	4,998,544	17,181,665
Guggenheim Frontier Markets ETF	—	241,589	3,686,218	364,152	2,328,724	2,261,479	8,882,162
Guggenheim International Multi-Asset
Income ETF	434,730	2,191,498	3,876,528	2,491,614	6,178,981	1,512,216	16,685,567
Guggenheim Shipping ETF	—	—	—	—	—	2,260,628	2,260,628
Guggenheim Timber ETF	—	3,823,203	18,282,954	1,567,565	11,612,370	4,787,184	40,073,276
Guggenheim Yuan Bond ETF	—	—	—	—	—	—	—

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended May 31, 2012 (the most recent fiscal year end for federal income tax purposes), the following Funds incurred and will elect to defer the following current year post-October losses as though the losses were incurred on the first day of the next fiscal year.

Post-October
Capital Losses
Guggenheim Canadian Energy Income ETF	$2,809,033
Guggenheim China Real Estate ETF	439,465
Guggenheim China Small Cap ETF	35,303,487
Guggenheim Frontier Markets ETF	2,763,921
Guggenheim International Multi-Asset Income ETF	2,083,181
Guggenheim Shipping ETF	—
Guggenheim Timber ETF	1,328,001
Guggenheim Yuan Bond ETF	8,332

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the six months ended November 30, 2012, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$71,874,995	$58,362,116
Guggenheim China Real Estate ETF	1,246,752	866,200
Guggenheim China Small Cap ETF	16,187,098	12,329,672
Guggenheim Frontier Markets ETF	31,897,942	29,364,988
Guggenheim International Multi-Asset Income ETF	42,718,734	43,036,062
Guggenheim Shipping ETF	10,887,850	10,779,453
Guggenheim Timber ETF	3,745,365	—
Guggenheim Yuan Bond ETF	1,429,216	1,503,022

For the six months ended November 30, 2012, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$–	$25,420,391
Guggenheim China Real Estate ETF	32,846,308	891,804
Guggenheim China Small Cap ETF	65,452,389	10,448,998
Guggenheim Frontier Markets ETF	15,710,045	—
Guggenheim International Multi-Asset Income ETF	21,025,155	16,346,256
Guggenheim Shipping ETF	—	3,088,790
Guggenheim Timber ETF	38,801,399	—
Guggenheim Yuan Bond ETF	—	—

66 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $4,000 are charged to those persons creating or redeeming creation units. An additional charge of up to four times the transaction fee may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 7 – Distribution and Service Plan:
The Board of Trustees has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On November 30, 2012, the Board of Trustees declared the following dividends payable on December 7, 2012 to shareholders of record on December 5, 2012. The dividend rates per share were as follows:

Fund	Rate
Guggenheim Yuan Bond ETF	$0.040

Subsequent to November 30, 2012, the Board of Trustees declared the following dividends payable on December 31, 2012, to shareholders of record on December 27, 2012. The dividend rates per share were as follows:

Income
Fund	Distribution
Guggenheim Canadian Energy Income ETF	$0.126
Guggenheim China Real Estate ETF	0.388
Guggenheim China Small Cap ETF	0.314
Guggenheim Frontier Markets ETF	0.607
Guggenheim International Multi-Asset Income ETF	0.131
Guggenheim Shipping ETF	0.084
Guggenheim Timber ETF	0.253

Subsequent to November 30, 2012, the Board of Trustees declared the following dividends payable on January 2, 2012 to shareholders of record on December 31, 2012. The dividend rates per share were as follows:

	Income	Short-Term	Total
Fund	Distributions	Capital Gain	Distributions
Guggenheim Yuan Bond ETF	$0.037	$0.050	$0.087

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 67

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2012

Federal Income Tax Information
In January 2013, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2012.

Trustees
The Trustees of the Trust and their principal business occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	55	Trustee, of funds in the Guggenheim Investments Fund Complex.
Roman Friedrich III Year of birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, a U.S. and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	50
Director of First Americas Gold Corp. (2012-present), Zincore Metals, Inc. (2009-present). Previously, Director of Blue Sky Uranium Corp. (formerly Windstorm Resources Inc.) (April 2011 – July 2012); Director of Axiom Gold and Silver Corp. (2011-2012), Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP (1965-1998).	50	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	Trustee, of funds in the Guggenheim Investments Fund Complex.
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	54	Trustee, Bennett Group of Funds (2011-present).

Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments; President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive Officer of funds in the Fund Complex and President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).
			228
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012-present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana (2011-present).

**	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

***
The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC or affiliates of such entities. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and Distributor.

68 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2012

Principal Executive Officers
The Principal Executive Officers of the Trust, who are not Trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Kevin M. Robinson Year of Birth: 1959 Chief Legal Officer	Since 2008
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and Guggenheim Funds Service LLC (2007-present). Chief Legal Officer and/or Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).

Joanna M. Catalucci Year of Birth: 1966 Interim Chief Compliance Officer	Since 2012***
Interim Chief Compliance Officer of certain funds in the Fund Complex; and Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006).

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2011
Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Secretary of certain other funds in the Fund Complex. Formerly, Vice President; Assistant General Counsel of Guggenheim Funds Services LLC (2007-2012).

Stevens T. Kelly Year of Birth: 1982 Assistant Secretary	Since 2012
Assistant General Counsel of Guggenheim Funds Services, LLC (2011-present). Assistant Secretary of certain other funds in the Fund Complex. Formerly, Associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law School (2005-2008).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

***	Effective September 26, 2012.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 69

This Page Intentionally Left Blank.

TRUST INFORMATION	November 30, 2012

Board of Trustees	Officers	Investment Adviser	Accounting Agent,
Randall C. Barnes Donald C. Cacciapaglia* Roman Friedrich III Robert B. Karn III Ronald A. Nyberg Ronald E. Toupin, Jr., Chairman
Donald C. Cacciapaglia
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

John Sullivan
Chief Accounting Officer,
Chief Financial Officer
and Treasurer

Joanna M. Catalucci
Interim Chief Compliance
Officer

Mark E. Mathiasen
Secretary

Stevens T. Kelly
Assistant Secretary

William H. Belden III
Vice President

and Administrator
Guggenheim Funds
Investment
Advisors, LLC
Lisle, IL

Investment Sub-Advisers
(RMB)
J.P. Morgan Investment
Management, Inc.
New York, NY

JP International
Management Inc.
Hong Kong

Distributor
Guggenheim Funds
Distributors, LLC
Lisle, IL
Custodian and Transfer Agent The Bank of New York Mellon Corp. New York, NY Legal Counsel Dechert LLP New York, NY Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL
*
Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and
Distributor.

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Fund’s website at www.guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Fund’s website at www.guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 71

ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the investment adviser for each of the Funds and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $160 billion in assets under supervision. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio manager who is currently responsible for the day-to-day management of each Funds’ portfolio, except the Guggenheim Yuan Bond ETF, is Saroj Kanuri, CFA. Mr. Kanuri is a Director, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, LLC and joined Guggenheim Funds Distributors, LLC in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001- 2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

For the Guggenheim Yuan Bond ETF, the portfolio managers responsible for the day-to-day management of the portfolio are Stephen Chang, Managing Director of JF International Management, Inc. (“JFIMI”) and Shaw-Yann Ho, Vice President of JFIMI. Mr. Chang and Ms. Ho have managed the Guggenheim Yuan Bond ETF’s portfolio since its inception.

Stephen Chang, Managing Director of JFIMI, is head of the Asian Fixed Income Team, based in Hong Kong. Mr. Chang joined JPMorgan in 2004 from The Royal Bank of Scotland in Hong Kong where he was a senior interest rates and derivatives trader. Before returning to Hong Kong, Mr. Chang spent 6 years with Fischer Francis Trees & Watts, Inc. in New York, as a global fixed income portfolio manager. Mr. Chang began his career in 1996 with Morgan Stanley & Co., Inc. in New York as an associate, corporate treasury – risk management. He obtained a B.Sc. in Computer Science from Cornell University and a M.Sc. in Management Science from Stanford University and is a holder of the CFA designation.

Shaw-Yann Ho, Vice President of JFIMI, is the head of Asian Credit on the Asia Fixed Income Team. In this role, Ms. Ho manages Asian portfolios as well as contributes Asian credit expertise to Emerging Market Debt and other global funds. Ms. Ho joined the firm in 2011. Prior to this, she was a senior credit analyst at ING Investment Management. Prior to ING, she was a credit analyst at both Mirae Asset Management and Standard Chartered Bank, where she produced sell-side credit research covering both local currency and USD credits in various sectors. Ms. Ho earned a BSc. (Hons) in Finance from University of Warwick.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 is an investment company consisting of 14 separate exchange-traded “index funds” as of November 30, 2012. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.guggenheiminvestments.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.guggenheiminvestments.com or by calling (800)345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(01/13)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

ETF-002-SAR-1112

Item 2.  Code of Ethics.

 Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not Applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:              /s/Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:          February 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           February 4, 2013

By:              /s/John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:          February 4, 2013